PROSPECTUS

                                    [GRAPHIC]

Clarity Variable Universal Life
April 29, 2005

[LOGO] RBC Insurance

      Supplement dated April 29, 2005 to Prospectuses dated April 29, 2005

The purpose of this supplement is (i) to advise you of a future change in the variable investment options available under your variable annuity contract or variable life insurance policy; and (ii) to notify you of the expiration of the Investors Mark Series Fund, Inc. ("IMSF")'s expense limitation arrangement effective July 1, 2005.

                             SUBSTITUTION OF FUNDS

Business Men's Assurance Company of America ("BMA") proposes to substitute the shares held by BMA Variable Annuity Account A and BMA Variable Life Account A in the portfolios of Investors Mark Series Fund, Inc. ("Existing Funds" or "IMSF Portfolios") with shares of certain portfolios of other registered investment companies ("Replacement Funds"). BMA has filed an application with the United States Securities and Exchange Commission ("SEC") requesting an order approving the substitutions. The proposed substitutions are as follows:

-----------------------------------------------------------------------------------------------------------------------------
EXISTING FUND                         REPLACEMENT FUND

Investors Mark Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Portfolio   Investment Grade Bond Portfolio of Fidelity Variable Insurance Products Fund II
-----------------------------------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio         Investment Grade Bond Portfolio of Fidelity Variable Insurance Products Fund II
-----------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                Money Market Portfolio of Fidelity Variable Insurance Products Fund
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Equity Portfolio              Mid Cap Portfolio of Fidelity Variable Insurance Products Fund III
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Portfolio            Emerging Leaders Portfolio of Dreyfus Investment Portfolios
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio            T. Rowe Price Blue Chip Growth Portfolio of T. Rowe Price Equity Series, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Value Portfolio             Growth and Income Portfolio of Lord Abbett Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Growth & Income Portfolio             Growth and Income Portfolio of Lord Abbett Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                    T. Rowe Price Personal Strategy Balanced Portfolio of T. Rowe Price Equity Series, Inc.
-----------------------------------------------------------------------------------------------------------------------------

A contract owner, prior to the date of the substitution, may transfer his/her contract value/accumulation value out of a variable investment option funded by an Existing Fund to another available variable investment option without any limitation or charge being imposed or without the transfer counting toward the number of free transfers permitted under his/her contract. For at least 30 days following the effective date of the proposed substitutions, a contract owner may transfer his/her contract value/accumulation value out of a variable investment option funded by a Replacement Fund as a result of the substitutions to another available variable investment option without any limitation or charge being imposed or without the transfer counting toward the number of free transfers permitted under his/her contract.

A complete list of all variable investment options that are available under your contract is set forth in your product prospectus. Information regarding the Replacement Funds, including the investment objectives, policies, risks and fees and expenses are contained in the Fund prospectuses. You may obtain copies of these prospectuses by calling 1-800-423-9398.

BMA will effect the substitutions by simultaneously placing an order to redeem the shares of the Existing Funds and an order to purchase shares of the Replacement Funds. These transactions will not count as transfers for purposes of any transfer charges or restrictions.

All expenses incurred in connection with the proposed substitutions will be paid by the investment adviser of IMSF or an affiliate thereof. Contract owners will not incur any fees or charges as a result of the proposed substitutions, nor will their rights or BMA's obligations under the contracts be altered in any way. The proposed substitutions will not impose any tax liability on contract owners. BMA will send affected contract owners a notice within five business days after the substitution.

                EXPIRATION OF EXPENSE REIMBURSEMENT ARRANGEMENT

The IMSF Portfolios commenced investment operations in 1997. Since the Portfolios' inception, Investors Mark Advisor, LLC ("IMA") has reimbursed certain operating expenses of the Portfolios. IMA's contractual obligation to reimburse Portfolio expenses expires on May 1, 2005, and IMA has agreed to voluntarily continue the reimbursement arrangement until July 1, 2005. It is anticipated that the SEC will issue the substitution order sometime in the summer of 2005 with the actual substitution occurring shortly thereafter. If the substitution does not take place by July 1, 2005, and if IMA does not elect to voluntarily continue subsidizing the Portfolios after July 1, 2005, contract owners with monies still invested in the IMSF Portfolios can expect that the operating expenses of the Portfolios will increase substantially which will result in lower Portfolio performance. Additional information concerning the IMSF Portfolios' fees and expenses is contained in the Fee Table and its accompanying footnotes in the IMSF Prospectus.

          FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                   issued by

                          BMA VARIABLE LIFE ACCOUNT A

                                      and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                April 29, 2005

Service Center:

BMA
2000 Wade Hampton Blvd.
Greenville, SC 29615-1064
1-800-423-9398

   This prospectus describes a flexible premium adjustable variable life insurance policy (Policy) issued by Business Men's Assurance Company of America (BMA, us, our or we). The Policy is a long-term investment designed to provide life insurance protection. This prospectus provides important information that a prospective investor should know before investing.

   You can allocate all or part of your Accumulation Value to:

  . The available Investment Options (you have the investment risk, including possible loss of principal)

  . Our Fixed Account (we have the investment risk and guarantee a certain investment rate on your investment)

   THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE.

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
             POLICY BENEFITS/RISKS SUMMARY...................   4
              POLICY BENEFITS................................   4
              POLICY RISKS...................................   5
             FEE TABLE.......................................   7
             BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA.....  13
             BMA VARIABLE LIFE ACCOUNT A.....................  13
             THE POLICY......................................  13
                Ownership....................................  14
                Changes to Policy............................  14
             PURCHASING THE POLICY...........................  14
                Premiums.....................................  14
                Waiver of Planned Premiums Rider.............  15
                Applying For a Policy and Insurance Coverage.  15
                Issue Ages...................................  16
                Allocation of Premiums.......................  16
                Free Look Period.............................  16
                Lapse, Grace Period and Reinstatement........  16
                Maturity Date................................  17
                Extension of Maturity Date Rider.............  17
                Termination of Policy........................  18
             POLICY VALUES...................................  18
                Accumulation Value...........................  18
                Cash Surrender Value.........................  18
                Accumulation Unit Values.....................  18
                Right to Refund..............................  19
                Exchange of a Policy for a BMA Policy........  19
             DEATH BENEFITS..................................  19
                Change in Death Benefit Option...............  21
                Specified Amount.............................  21
                Settlement Options...........................  22
             OPTIONAL INSURANCE RIDERS.......................  22
                Guaranteed Minimum Death Benefit Rider.......  22
                Accelerated Death Benefit Rider..............  23
                Covered Insurance Rider......................  23
                Term Insurance Rider.........................  24
             CHARGES AND DEDUCTIONS..........................  24
             GENERAL.........................................  24
             CHARGES DEDUCTED FROM PREMIUM PAYMENTS..........  24
                Premium Charge...............................  24
             PERIODIC CHARGES................................  24
                Monthly Deduction............................  24
                Fund Facilitation Fee........................  26
                Loan Interest Charged........................  26
                Investment Option Expenses...................  26
                Monthly Rider Charges........................  26

                                                                Page
                                                                ----
           TRANSACTION CHARGES.................................  27
              Surrender Charge.................................  27
              Partial Surrender Fee............................  27
              Reduction or Elimination of the Surrender Charge.  27
              Waiver of Surrender Charges......................  28
              Transfer Fee.....................................  29
              Taxes............................................  29
           INVESTMENT OPTIONS..................................  29
           FIXED ACCOUNT.......................................  32
           TRANSFERS...........................................  32
              Dollar Cost Averaging............................  34
              Asset Rebalancing Option.........................  35
              Asset Allocation Option..........................  35
           ACCESS TO YOUR MONEY................................  36
              Loans............................................  36
              Surrenders.......................................  37
           FEDERAL TAX MATTERS.................................  38
              Life Insurance in General........................  38
              Taking Money Out of Your Policy..................  38
              Diversification and Owner Control................  38
              Payment Options..................................  39
              Business Use.....................................  39
           STATE VARIATIONS....................................  39
           DISTRIBUTOR.........................................  39
           LEGAL PROCEEDINGS...................................  40
           FINANCIAL STATEMENTS................................  40
           APPENDIX A--Glossary................................ A-1
           APPENDIX B--Investment Options...................... B-1
           APPENDIX C--Policies Issued Prior to May 1, 2003.... C-1
           APPENDIX D.......................................... D-1

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the benefits and risks of the Policy. More detailed information can be found in other sections of this prospectus and in the Statement of Additional Information (SAI). Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

POLICY BENEFITS

Investment Options

   You can allocate your money to our Fixed Account or to any or all of the available Investment Options.

Death Benefits

   We pay the Death Proceeds to your Beneficiary when the Insured dies. The amount of the Death Benefit depends on: the Specified Amount of your Policy; the Death Benefit Option in effect at the time of death; and under some circumstances, your Policy's Accumulation Value. You can choose between the following two Death Benefit Options:

      Level Death Benefit
      Adjustable Death Benefit

   Under certain circumstances, you can change Death Benefit Options. You can also change the Specified Amount under certain circumstances.

   The actual amount payable to your Beneficiary is the Death Proceeds, which are equal to the Death Benefit less any Indebtedness.

   All or part of the Death Proceeds may be paid in a lump sum or applied under one of the Payment Options contained in the Policy.

Surrenders and Partial Surrenders

   Surrenders: You may terminate the Policy at any time. We will pay you the Cash Surrender Value as of the Business Day we receive your request in good order. We may assess a Surrender Charge.

   Partial Surrenders: After the first Policy Year, you may surrender a part of the Cash Surrender Value. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, as stated in your Policy, or reduce the remaining Cash Surrender Value below $500. We may assess a Surrender Charge and Partial Surrender Fee. A partial surrender may affect the Specified Amount and Death Benefit Option.

Transfers

   You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers every Policy Year. After that, there is a transfer fee.

Loans

   You may take a loan while the Policy is in force and not in a Grace Period. The amount of the loan can be any amount not to exceed the loan value, which is less than your Accumulation Value.

Supplemental Benefits

   You may supplement the Policy with the following riders (where available):

  .  Accelerated Death Benefit Rider

  .  Term Insurance Rider

  .  Covered Insured Rider

  .  Guaranteed Minimum Death Benefit Rider

  .  Waiver of Surrender Charges Rider

  .  Waiver of Planned Premium During Total Disability of Primary Insured Rider

  .  Extension of Maturity Date Rider

POLICY RISKS

Suitability

   It may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

   You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. The Policy has been designed to meet long-term financial goals. The Policy is not suitable as a short-term investment. The Policy is not designed to serve as a vehicle for frequent trading.

Investment Risk

   If you invest your Accumulation Value in one or more of the Investment Options, you will be subject to the investment risk that the investment return may be unfavorable and your Accumulation Value could decrease. A complete discussion of the risks of each Investment Option may be found in the prospectuses for the Investment Options. If you allocate your Accumulation Value to the Fixed Account, then we credit your Policy's Accumulation Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum rate specified in your Policy.

Risk of Lapse

   If your Cash Surrender Value is not enough to pay the Monthly Deductions for the following month, your Policy may enter a 61-day Grace Period. If sufficient Premium is not paid during the Grace Period, all coverage under the Policy and any rider(s) will terminate without value at the end of the Grace Period. However, because the Policy has a 5-year no-lapse guarantee, the Policy will not terminate if the No-Lapse Minimum Monthly Premiums (as specified in your Policy) are paid during this 5-year period. Your Policy may also lapse if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination of the Policy with a loan outstanding may have federal tax consequences. You may reinstate a lapsed Policy, subject to certain requirements.

Surrender Risks

   The Surrender Charge under the Policy applies for 10 Policy Years after the Policy Date. A Surrender Charge will also be applied for 10 years from the date of any increase in the Specified Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

   Even if you do not surrender your Policy, Surrender Charges may determine whether your Policy will lapse (terminate without value), because Surrender Charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

   Partial surrenders are not permitted during the first Policy Year. After the first Policy Year, you can make a partial surrender twice each Policy Year. There is a Partial Surrender Fee assessed. We may also assess a pro-rata portion of the Surrender Charge. If you make a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect.

   A surrender may have tax consequences.

Loan Risks

   A Policy loan, whether or not unpaid, will have a permanent effect on Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

   We reduce the amount we pay on the Primary Insured's death by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full.

   If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount received plus the amount of the loan, to the extent it exceeds the cost basis in the Policy, will generally be treated as ordinary income subject to tax.

Tax Risks

   We believe that the Policy will qualify as a life insurance contract under federal tax laws. However, due to the complexity of these laws and the limited guidance available, there is some uncertainty as to the application of these tax laws to the Policy. Assuming that the Policy qualifies as a life insurance contract, the Death Benefits payable to a Beneficiary under the Policy should be excludible from the gross income of the Beneficiary.

   Tax law classifies certain life insurance contracts as Modified Endowment Contracts (MECs) depending upon the amount and timing of Premiums paid into the Policy. If the Policy is classified as a MEC, any loans or withdrawals from the Policy will be includible in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59 1/2. If a Policy is not a MEC, distributions are first treated as a non-taxable return of investment in the Policy and then as taxable income. The 10% penalty does not apply to such distributions. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

   Under current federal tax rules, it is unclear under which circumstances a Policyowner, because of the degree of control he or she exercises over the investments underlying the Policy, will be considered the owner of those underlying investments. It is not known whether the ability to transfer among Investment Options or the number or type of investment choices available under the Policy would cause the Policyowner to be treated as the owner of the underlying assets, resulting in loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided by the Internal Revenue Service regarding these issues and what standards may be contained in such guidance. Due to the complexity of the tax laws affecting life insurance contracts, you should consult your tax advisor regarding your particular circumstances and how these laws may affect you.

   See "Federal Tax Matters" for further information about taxes.

                                   FEE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between Investment Options.

                               Transaction Fees

         Charge                  When Charge is Deducted                     Amount Deducted
         ------                  -----------------------                     ---------------

Premium Charge(1)         Upon payment of Premium                5.5% of all Premiums

Surrender Charge(2)(3)

Minimum and Maximum       Upon total surrender before 10th       First year minimum charge is $5.00
Charge                    Policy Anniversary or within 10 years  per $1,000 of Specified Amount. First
                          after increase in Specified Amount.    year maximum charge is $45.00 per
                          For partial surrenders, for any amount $1,000 of Specified Amount.
                          that Specified Amount is reduced. For
                          requested Specified Amount decrease
                          before 10th Policy Anniversary or
                          within 10 years after increase in
                          Specified Amount.

Charge for Representative                                        $15.00 per $1,000 of Specified
Owner(4)                                                         Amount

Partial Surrender Fee(3)  Upon partial surrender                 $25

Transfer Fee              Upon transfers after 12 free transfers $25 per transfer after 12 free transfers
                          per Policy Year                        each Policy Year

--------
(1) The Premium Charge is 5.5% of all Premiums in Policy Years 1-10 and is 4.0% of all Premiums in Policy Years 11 and later.
(2) Surrender Charges vary by year of surrender, Issue Age, sex and Rate Class. The Surrender Charge grades down each Policy Year and is zero at the end of Policy Year 10. After the fourth Policy Year, or after 4 years following the effective date of an increase in Specified Amount, the Surrender Charge between Policy Years will be pro-rated monthly. The Surrender Charges shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or by calling 1-800-423-9398. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge at the end of the Policy Year. The charge is not affected by Special Rate Classes nor by the addition of riders.
(3) Once each Policy Year, on a non-cumulative basis, you may make a free partial surrender up to 10% of the unloaned Accumulation Value without the imposition of the Partial Surrender Fee or the Surrender Charge. If you totally surrender the Policy later that Policy Year for its Cash Surrender Value, then the pro-rata Surrender Charges for each free partial surrender will be assessed at the time of surrender. Under certain circumstances, the Surrender Charges may be waived. See "Charges and Deductions--Transaction Charges--Surrender Charge--Waiver of Surrender Charges."
(4) The representative Policyowner is a male Insured, Issue Age 43 in Preferred Non-Tobacco Class.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Investment Option fees and expenses.

                    Periodic Charges Other than Investment
                           Option Operating Expenses

         Charge                When Charge is Deducted(2)                  Amount Deducted
         ------                --------------------------                  ---------------

COST OF INSURANCE (COI)(1)

Minimum and Maximum       On Policy Date and monthly on each   $0.04-$83.00 per month per $1,000 of
COI Charge                Monthly Anniversary Day              Net Amount at Risk(4)

COI Charge for            On Policy Date and monthly on each   $0.22 per month per $1,000 of Net
Representative Owner(3)   Monthly Anniversary Day              Amount at Risk in the first Policy
                                                               Year(4)

Policy Charge(5)          On Policy Date and monthly on each   $25.00 per Policy Month
                          Monthly Anniversary Day

Risk Charge(6)            Monthly on each Monthly Anniversary  .80% annually of Accumulation Value
                          Day                                  in Separate Account

Fund Facilitation Fee (7) Daily as part of Accumulation Unit   .20% of Accumulation Value invested
                          value calculation                    in the Vanguard Variable Insurance
                                                               Fund

Loan Interest Rate        Upon first interest payment due date 6% in arrears
Charged                   and on each Policy Anniversary

OPTIONAL RIDER CHARGES(9)

Covered Insured Rider(8)  On Policy Date and monthly on each   $0.08-$31.00 per month per $1,000 of
(Minimum and Maximum      Monthly Anniversary Day              rider benefit amount
Charge)

Charge for Representative                                      $0.10 per month per $1,000 of rider
Owner(3)                                                       benefit amount in the first Policy Year

Waiver of Planned         On Policy Date and monthly on each   $0.19-$2.00 per month per $100 of
Premium Rider(8)          Monthly Anniversary Day              rider benefit amount
(Minimum and Maximum
Charge)

Charge for Representative                                      $0.29 per month per $100 of rider
Owner(3)                                                       benefit amount in the first Policy Year

Term Insurance Rider(8)   On Policy Date and monthly on each   $0.03-$83.00 per month per $1,000 of
(Minimum and Maximum      Monthly Anniversary Day              rider benefit amount
Charge)

Charge for Representative                                      $0.17 per month per $1,000 of rider
Owner(3)                                                       benefit amount in the first Policy Year

DISCONTINUED OPTIONAL RIDER CHARGES(10)

         Charge               When Charge is Deducted(2)                 Amount Deducted
         ------               --------------------------                 ---------------

Waiver of Monthly         On Policy Date and monthly on each 4.48%-43.10% of Monthly Deduction
Deduction Rider(8)        Monthly Anniversary Day
(Minimum and Maximum
Charge)

Charge for Representative                                    8.11% of Monthly Deduction in the
Owner(3)                                                     first Policy Year

Accidental Death of       On Policy Date and monthly on each $0.06-$0.25 per $1,000 of Specified
Primary Insured Rider(8)  Monthly Anniversary Day            Amount
(Minimum and Maximum
Charge)

Charge for Representative                                    $0.07 per month per $1,000 of rider
Owner(3)                                                     benefit amount

Future Purchase Option    On Policy Date and monthly on each $0.09-$0.66 per $1,000 of rider benefit
Rider(8)                  Monthly Anniversary Day            amount
(Minimum and Maximum
Charge)

Charge for Representative                                    $0.28 per month per $1,000 of rider
Owner(3)                                                     benefit amount

Primary Insured Rider(8)  On Policy Date and monthly on each $0.04-$19.00 per $1,000 of rider
(Minimum and Maximum      Monthly Anniversary Day            benefit amount
Charge)

Charge for Representative                                    $0.58 per $1,000 of rider benefit
Owner(3)                                                     amount

Children's Term Insurance On Policy Date and monthly on each $2.00 per $2,500 of Rider Coverage
Rider                     Anniversary Day

--------
(1) Cost of insurance charges are based on the Specified Amount, sex, Issue Age, and Rate Class of the Primary Insured and the Policy Year. The cost of insurance charges shown in the table above may not be representative of the charges you would pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges for your Policy.
(2) The Policy Date may pre-date the day we actually issue you your Policy and apply your initial Net Premium. When we so apply your Net Premium, we will deduct for all of the above charges (except the risk charge) for the period from the Policy Date to such date.
(3) The representative Policyowner is a male Insured, Issue Age 43 in a Preferred Non-Tobacco Class, with Level Death Benefit Option.
(4) The Net Amount at Risk is different for the Level Death Benefit Option and the Adjustable Death Benefit Option. See page 25 and the Statement of Additional Information (SAI) regarding the Net Amount at Risk.
(5) The Policy Charge is $25.00 per Policy Month for Policy Year 1 and $5.00 per Policy Month for Policy Years 2 and later. (This charge can be increased but will never exceed $10.00 per month.)
(6) The Risk Charge is .80% annually of Accumulation Value in the Separate Account for Policy Years 1-10 and .40% annually of Accumulation Value in the Separate Account for Policy Years 11 and later.
(7) The Fund Facilitation Fee is only deducted from any Accumulation Value you have invested in the Vanguard Variable Insurance Fund.

(8) The charge for the Rider varies based on the individual characteristics of the Insured. The charge shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or by calling 1-800-423-9398.
(9) We do not assess a charge for the Extension of Maturity Date Rider, Accelerated Death Benefit Rider, Guaranteed Minimum Death Benefit Rider and Waiver of Surrender Charges Rider.
(10) Certain riders were available with Policies issued prior to May 1, 2003. These riders are no longer available. See Appendix C.

   The next item shows the minimum and maximum total operating expenses charged by the available Investment Options that you may pay periodically during the time that you own the Policy. More details concerning each Portfolio's fees and expenses (including Distribution and/or Service (Rule 12b-1) fees) are contained in the prospectuses for the Investment Options.

                 RANGE OF INVESTMENT OPTION OPERATING EXPENSES
                       FOR AVAILABLE INVESTMENT OPTIONS*

                                                                                  Minimum Maximum
                                                                                  ------- -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from a
Portfolio's assets, including management fees, 12b-1 fees and other expenses)       .17%   4.49%

Total Annual Net Portfolio Operating Expenses After Fee Waiver and/or Expense
Reimbursement** (expenses that are deducted from a Portfolio's assets, including management fees, 12b-1 fees and other expenses after any applicable waiver and/or
reimbursement arrangement)                                                          .17%   1.69%

--------
* If you purchased an Advantage VUL Policy, see the Investment Option prospectuses for information regarding the fees and expenses of those Portfolios. See Appendix D regarding the fees and expenses for certain Investment Options which BMA intends to discontinue offering during the summer of 2005.
** The range of Total Annual Net Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the advisor to waive or reimburse operating expenses until at least May 1, 2006, as described in more detail below.

   The following table shows the annual operating expenses for each Investment Option for the year ended December 31, 2004, before and after any applicable contractual expense reimbursements and/or waivers.

   Total Annual Portfolio Operating Expenses for Each Available Investment
Option

                                                                       Distribution           Expenses    Total     Total
                                                                          and/or               Waived    Annual   Net Annual
                                                            Management   Service     Other     and/or   Portfolio Portfolio
                                                               Fees    (12b-1) Fees Expenses Reimbursed Expenses   Expenses
                                                            ---------- ------------ -------- ---------- --------- ----------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. High Yield Fund (Series I Shares)(1)...........     .62%        --         .42%      .00%     1.04%      1.04%
   AIM V.I. Capital Development Fund (Series I
    Shares)(1)(2)..........................................     .75%        --         .35%      .01%     1.10%      1.09%
   AIM V.I. Core Equity Fund (Series I Shares)(1)..........     .61%        --         .30%      .00%      .91%       .91%
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC.
   VP Value(3)(4)..........................................     .93%        --         .00%      .00%      .93%       .93%
   VP Income & Growth(3)(4)................................     .70%        --         .00%      .00%      .70%       .70%
   VP Ultra(R)(3)(4).......................................    1.00%        --         .00%      .00%     1.00%      1.00%
DREYFUS INVESTMENT PORTFOLIOS
   Emerging Leaders Portfolio (Initial Shares)(5)..........     .90%        --         .23%      .04%     1.13%      1.09%
   Small Cap Stock Index Portfolio (Service Shares)........     .35%       .25%        .00%      .00%      .60%       .60%
DREYFUS STOCK INDEX FUND, INC.--Initial
 Shares....................................................     .25%        --         .01%      .00%      .26%       .26%
JANUS ASPEN SERIES
   Janus Aspen Series International Growth Portfolio
    (Institutional Shares)(6)..............................     .64%        --         .04%      .00%      .68%       .68%
   Janus Aspen Series Small Company Value Portfolio
    (Service Shares)(7)....................................     .74%       .25%       3.50%     2.80%     4.49%      1.69%
LAZARD RETIREMENT SERIES, INC.(8)
   Lazard Retirement Small Cap Portfolio...................     .75%       .25%        .28%      .03%     1.28%      1.25%
LORD ABBETT SERIES FUND, INC. (Class VC Shares)
   America's Value Portfolio(9)............................     .75%        --         .81%      .41%     1.56%      1.15%
   Bond Debenture Portfolio(9).............................     .50%        --         .48%      .08%      .98%       .90%
   Growth and Income Portfolio.............................     .50%        --         .39%      .00%      .89%       .89%
   Mid-Cap Value Portfolio.................................     .75%        --         .42%      .00%     1.17%      1.17%
T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Blue Chip Growth Portfolio................     .85%        --         .00%      .00%      .85%       .85%
   T. Rowe Price Equity Income Portfolio II................     .85%       .25%        .00%      .00%     1.10%      1.10%
   T. Rowe Price Health Sciences Portfolio II..............     .95%       .25%        .00%      .00%     1.20%      1.20%
   T. Rowe Price Personal Strategy Balanced
    Portfolio(10)..........................................     .90%        --         .00%      .00%      .90%       .90%
VANGUARD VARIABLE INSURANCE FUND
   Mid-Cap Index Portfolio.................................     .21%        --         .03%      .00%      .24%       .24%
   REIT Index Portfolio....................................     .27%        --         .04%      .00%      .31%       .31%
   Total Bond Market Index Portfolio.......................     .14%        --         .03%      .00%      .17%       .17%
   Total Stock Market Index Portfolio......................     .15%        --         .03%      .00%      .18%       .18%
   Small Company Growth Portfolio..........................     .44%        --         .02%      .00%      .46%       .46%
   Capital Growth Portfolio................................     .39%        --         .03%      .00%      .42%       .42%
VARIABLE INSURANCE PRODUCTS FUNDS(11)
   Fidelity VIP Overseas Portfolio (Service Class 2).......     .72%       .25%        .19%      .00%     1.16%      1.16%
   Fidelity VIP Growth Portfolio (Service Class 2).........     .58%       .25%        .10%      .00%      .93%       .93%
   Fidelity VIP Contrafund(R) Portfolio (Service Class 2)..     .57%       .25%        .11%      .00%      .93%       .93%
   Fidelity VIP Investment Grade Bond Portfolio (Initial
    Class).................................................     .43%        --         .13%      .00%      .56%       .56%
   Fidelity VIP Mid Cap Portfolio (Initial Class)..........     .57%        --         .14%      .00%      .71%       .71%
   Fidelity VIP Money Market Portfolio (Initial Class).....     .20%        --         .09%      .00%      .29%       .29%

--------
(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% (1.05% with respect to the High Yield Fund) of average net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% (1.05% with respect to the High Yield Fund) cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's board of trustees;
   (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2006.
(2) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees.
(3) The Fund has a stepped fee schedule. As a result, the Fund's management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.
(4) Other expenses, which include the fees and expenses of the Fund's independent directors and their legal counsel, as well as interest, were less than 0.005% for the current fiscal year.
(5) The Dreyfus Corporation has agreed, until December 31, 2005, to waive receipt of its fees and/or assume the expenses of the Portfolio so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) do not exceed 1.50% annually.
(6) Expenses are based upon expenses for the year ended December 31, 2004. All expenses are shown without the effect of any expense offset arrangement.
(7) Actual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until at least May 1, 2006. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Fund's Statement of Additional Information.
   Included in Other Expenses is an administrative services fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.
(8) Reflects a contractual obligation by the investment manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets. Absent this expense reimbursement, Total Portfolio Expenses for the year ended December 31, 2004 would have been 1.28%.
(9) For the year ending December 31, 2005, Lord, Abbett & Co. LLC has contractually agreed to limit each Portfolio's "Other Expenses", excluding management fees, to .40% of its average daily net assets.
(10) T. Rowe Price has voluntarily agreed to reduce the investment management fee charged to the Portfolio by the amount of expenses incurred (0.03% of average net assets) as a result of the Portfolio's investment in the T. Rowe Price Institutional High Yield Fund, Inc. The amount shown in the table does not include that reduction. After taking that reduction into account, the total amount of annual fund operating expenses would have been 0.87%.
(11) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Business Men's Assurance Company of America ("BMA" or "us," "ours," "we"), 2000 Wade Hampton Blvd., Greenville, South Carolina 29615-1064 was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, Business Men's Assurance Company of America became a South Carolina domiciled insurance company. BMA is licensed to do business in the District of Columbia and all states except New York. BMA is a wholly owned subsidiary of Liberty Life Insurance Company, which is an insurance company domiciled in the state of South Carolina.

                          BMA VARIABLE LIFE ACCOUNT A

   We have established a separate account, BMA Variable Life Account A (Separate Account), to hold the assets that underlie the Policies.

   The assets of the Separate Account are being held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other policies we may issue. BMA is responsible for all obligations under the Policies.

                                  THE POLICY

   The variable life insurance policy is a contract between you, the Owner, and BMA, an insurance company. The Policy is intended as a long-term investment.

   The Policy offers the following to individuals:

  .  create or conserve one's estate

  .  supplement retirement income

  .  access to funds through loans and surrenders

   The Policy offers the following to businesses:

  .  protection for the business in the event a key employee dies

  .  provide debt protection for business loans

  .  create a fund for employee benefits, buy-outs and future business needs

   The Policy provides for life insurance coverage on the Primary Insured and has Accumulation Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the Accumulation Value, to the extent invested in the Investment Options, will increase or decrease depending upon the investment experience of those Investment Options. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Investment Options. To the extent you allocated Premium or Accumulation Value to the Investment Options of the Separate Account, you bear the investment risk. If the Cash Surrender Value is insufficient to pay the Monthly Deductions, the Policy may terminate.

   Because the Policy is like traditional and universal life insurance, it provides a Death Benefit. When the Primary Insured dies, the Death Proceeds are paid to your Beneficiary which should be excludible from the gross income of the Beneficiary. The tax-free Death Proceeds provide an advantageous way to accumulate money you do not think you will use in your lifetime and are a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the Policy or make a total or partial surrender.

Ownership

   Owner. You, as the Owner of the Policy, have all of the rights under the Policy. You can name a Contingent Owner. If you die while the Policy is still in force and the Primary Insured is living, ownership passes to the Contingent Owner or if none, then your estate becomes the Owner.

   Joint Owner. The Policy can be owned by Joint Owners. On the death of any Owner, the deceased Owner's interest in the Policy passes to the surviving Owner. Authorization of both Joint Owners is required for all Policy changes except for transfers of Accumulation Value and Premium allocations.

   Change of Ownership. You may name a new Owner or may name or change a Contingent Owner at any time while the Primary Insured is living. If a new Owner or Contingent Owner is named, then, unless otherwise stated, any prior designation of Contingent Owner will be voided. When acknowledged in writing by us, the change will take effect on the date the notice was signed. We will not be liable for payment made or action taken before the notice was acknowledged by us.

   Assignment.  You can assign the Policy.

   Beneficiary. The Beneficiary is the person(s) or entity you name to receive any Death Proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies. If there is an irrevocable Beneficiary, all Policy changes except Premium allocations and transfers require the consent of the Beneficiary.

Changes to Policy

   Any change in the Policy will be binding on us only when endorsed by our President, Vice President, Secretary or Assistant Secretary.

   To the extent permitted by applicable laws and regulations, we may make changes without your consent to the provisions of the Policy to comply with any applicable federal or state laws including, but not limited to, requirements for life insurance contracts under the Internal Revenue Code. You have the right to refuse such changes. However, in such an event, we cannot accept responsibility for the tax treatment of the Policy.

                             PURCHASING THE POLICY

Premiums

   Premiums are the monies you give us to buy the Policy. The Policy is a flexible premium policy that allows you to make Premium payments in any amount and at any time, subject of course to making sufficient Premium payments to keep the Policy in force. Even though the Policy is flexible, when you apply for coverage you can establish a schedule of Premium payments (Planned Premiums). The Planned Premiums are selected by you. Therefore, they will differ from Policy to Policy. You should consult your registered representative about your Planned Premiums. Additional Premiums may be paid at any time. However, we reserve the right to limit the number and amount of additional Premiums. Under some circumstances, we may require evidence that the Primary Insured is still insurable. All Premiums are payable at the BMA Service Center.

   You may change the frequency and/or increase or decrease the amount of Planned Premiums. Any changes may affect Surrender Charges, loans, Policy charges or termination of the Policy. If an additional Premium will increase the amount of coverage, we will require evidence of insurability of the Primary Insured before the Net Premium is allocated to the Fixed Account or the Investment Options.

Waiver of Planned Premiums Rider

   You can elect to have a Waiver of Planned Premium During Total Disability of Primary Insured Rider added to your Policy. The rider provides for the Planned Premium to be waived by crediting a Premium equal to the monthly waiver benefit on each Monthly Anniversary Day during the Primary Insured's total disability beginning before age 60 and continuing 6 months or more. Premiums paid during the first 6 months of disability are refunded, and subsequent Premiums are waived as long as total disability continues. The monthly waiver benefit to be credited as a Premium to the Policy while benefits are payable under the rider is the Planned Premium at the time the disability begins. All Monthly Deductions will continue to be made.

   If, at the end of any Policy Month while benefits are being paid under the rider, the Cash Surrender Value is not sufficient to cover the Monthly Deductions, the credit of the monthly waiver benefit will cease, and the Monthly Deductions will be waived as long as total disability continues.

   If the Primary Insured is no longer totally disabled, you must begin paying Premiums again. If you do not pay sufficient Premiums, your Policy may lapse depending on your facts and circumstances at that time.

   You should consult the rider for the terms and conditions.

Applying For a Policy and Insurance Coverage

   If you wish to purchase a Policy, you must submit an application to us. You must select:

      1. a Specified Amount (the Minimum Specified Amount is $100,000 and the maximum is $999,999,999.99);

      2. a Death Benefit Option (Level Death Benefit or Adjustable Death
   Benefit);

      3. the amount of Planned Premiums that you intend to pay; and

      4. the Investment Options and/or Fixed Account to which we will allocate your Premium.

   As part of the application we ask you to give us information about the proposed Primary Insured. We will review your application under our current guidelines. This review is called underwriting. We may request additional information and/or ask the Primary Insured to provide us with medical records, a physician's statement or possibly require other medical tests. After reviewing all the information we are provided about the Primary Insured, we determine the Primary Insured's Rate Class (we have a number of Rate Classes) or we may, in our sole discretion, reject the application. If we reject the application we will return the initial Premium.

   Our Underwriting Process may take some period of time. It is not uncommon for this process to take up to 60 days. When we complete our underwriting of your application and we have determined that the Primary Insured is an acceptable risk, we will issue you a Policy. However, during our underwriting period we offer fixed insurance that is referred to as conditional coverage. In order to be eligible for this coverage you must submit your initial Premium with the application and the following will apply:

      1. coverage begins (which is the Policy Date) upon the later of the date of your application, a medical exam, if required, or a date you request (it must be no later than 60 days of the date of the application);

      2. conditional coverage expires when we issue you a Policy;

      3. conditional coverage is for the lesser of $150,000 or the Specified Amount applied for; and

      4. conditional coverage is subject to a number of restrictions and is only applicable if the proposed Primary Insured was an acceptable risk for the insurance applied for.

   If we issue you a Policy, Monthly Deductions begin as of the Policy Date, regardless of when we actually issue the Policy. The Policy may, at your option, be back-dated up to 6 months prior to the date of application in order to set the initial cost of insurance for a younger age. If you gave us your initial Premium with your application, it is possible that more than one Monthly Deduction will be deducted if the Underwriting Process took more than one month or if the Policy is back-dated. If you make your initial Premium Payment at the time your Policy is delivered to you, the Policy Date will be set at 5 Business Days after we complete our underwriting.

Issue Ages

   We currently issue to Primary Insureds whose ages are 20-80.

Allocation of Premiums

   When you apply for a Policy and we receive money with your application, we will initially hold your money in a suspense account while we underwrite your application. Your money will remain in a suspense account during the Underwriting Process. Upon completion of the Underwriting Process, your money will be moved to the Fidelity VIP Money Market Portfolio where it will remain for 10 days (or the Free Look Period required in your state). After the 10 days, we will allocate your money to the Investment Option(s) you requested in the application. All allocation directions must be in whole percentages (with a 1% minimum allocation). If you pay additional Premiums, we will allocate them in the same way as your first Premium unless you tell us otherwise.

Free Look Period

   If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state) (Free Look Period). (If the Owner is a resident of California and is age 60 or older, the period is 30 days.) When you cancel the Policy within this time period, we will not assess a Surrender Charge and will give you back your Premium payment less any Indebtedness. The returned Policy will be treated as if we had never issued it.

   When your application for the Policy is in good order, we will invest your first Premium in the Fidelity VIP Money Market Portfolio within two days after we have completed our underwriting. Subsequent Premiums will be allocated in accordance with the selections in your application.

   If as a result of our underwriting review, we do not issue you a Policy, we will return your Premium. If we do issue a Policy, on the Policy Date we will deduct the applicable Monthly Deduction(s).

Lapse, Grace Period and Reinstatement

   Your Policy will stay in effect as long as your Cash Surrender Value at the end of a Policy Month is sufficient to cover the Monthly Deduction for the following Policy Month. If the Cash Surrender Value of your Policy is not enough to cover this deduction, we will mail you a notice. You will have 61 days from the time the notice is mailed to you to send us the required payment. This is called the Grace Period. The Policy will stay in force during the Grace Period. If sufficient Premium is not paid within the Grace Period, all coverage under the Policy and any attached rider(s) will terminate without value at the end of the Grace Period. However, during the first 5 Policy Years, the Policy will not terminate if the required Premiums are paid.

   If the Primary Insured dies during the Grace Period, the Premiums required to provide coverage to the date of the Primary Insured's death will be deducted from any amounts payable under the Policy. Because the Policy has a 5-year no-lapse guarantee, the Policy will not terminate if the No-Lapse Monthly Minimum Premiums are paid during this 5-year period.

   We guarantee that the Policy will stay in force for the first 5 years after we issue it if total Premiums paid are at least as great as:

      1. the cumulative 5-year No-Lapse Monthly Minimum Premium; plus

      2. the total of all partial surrenders made; plus

      3. Indebtedness.

   We will establish a No-Lapse Monthly Minimum Premium at the time you apply for coverage that is the smallest level of Planned Premiums we will accept.

   The Policy will remain in force if the Cash Surrender Value is greater than the Monthly Deduction regardless of how long it has been in force and whether or not you have made your Planned Premiums.

   Unless surrendered for cash, the Policy, and any attached riders, may be reinstated within 5 years after the date of termination and prior to the Maturity Date while the Primary Insured is alive.

   You must satisfy the following conditions for reinstatement:

  . evidence of insurability satisfactory to us for all persons to be insured under the reinstated Policy;

  .  payment or reinstatement of all Indebtedness on the Policy; and

  .  payment of all past due Premiums.

   The effective date of the reinstated Policy will be the first Monthly Anniversary Day that falls on or next follows the date the application for reinstatement was approved by us.

Maturity Date

   Unless you request an extension, the Maturity Date is the Policy Anniversary nearest the Primary Insured's 100th birthday. If the Policy is in force on the Maturity Date:

      1. all insurance benefits end; and

      2. the Accumulation Value less any Indebtedness will be paid as you direct in a lump sum or under a payment option.

   The Policy may end prior to the Maturity Date if the Cash Surrender Value is insufficient to continue coverage to such date and adequate additional Premiums are not paid (see above).

Extension of Maturity Date Rider

   At any time within 12 months prior to the Maturity Date, you may request to extend the Maturity Date through the Extension of Maturity Date Rider. If the Maturity Date is extended, the Death Benefit will be the Accumulation Value, less any Indebtedness. Monthly Deduction amounts will no longer be deducted and additional Premiums will not be accepted. Interest on loans, if any, will continue to accrue and will be added to the total Indebtedness. Loan repayments will be accepted. The tax consequences of continuing the Policy beyond the Insured's age 100 are unclear. You should consult a tax advisor before extending the Maturity Date. The SAI contains additional information regarding extending the Maturity Date.

Termination of Policy

   The Policy will terminate on the earliest of these dates:

      1. the Maturity Date;

      2. the date of the Primary Insured's death;

      3. the end of the Grace Period;

      4. the date when the Indebtedness equals or exceeds the Accumulation Value, less the Surrender Charge, if any;

      5. the date surrender of the Policy is effective, or;

      6. the first Monthly Anniversary Day that falls on or next follows your Authorized Request to cancel the Policy.

                                 POLICY VALUES

Accumulation Value

   The Accumulation Value of your Policy is the sum of your Policy values in the Investment Options of the Separate Account, the Fixed Account and the Loan Account. Accumulation Values vary from day to day, depending on the investment performance of the Investment Options you choose, the interest we credit to the Fixed Account, charges we deduct, and any other transactions (such as transfers, partial surrenders and loans). We do not guarantee a minimum Accumulation Value.

Cash Surrender Value

   The Cash Surrender Value of your Policy is the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full and less any Indebtedness.

Accumulation Unit Values

   The value of your Policy that is invested in the Investment Option(s) will go up or down depending upon the investment performance of the Investment Option(s) you choose. In order to keep track of the value of your Policy allocated to the Investment Options, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) The SAI contains detailed information regarding Accumulation Unit values.

   Every Business Day we determine the value of an Accumulation Unit for each of the Investment Options. Our Business Days are each day that the New York Stock Exchange is open for business. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time. We calculate the value of an Accumulation Unit for each Investment Option after the New York Stock Exchange closes each Business Day and then apply it to your Policy.

   When you make a Premium payment, we credit your Policy with Accumulation Units for the selected Investment Option(s). The number of Accumulation Units credited is determined by dividing the amount of Net Premium allocated to an Investment Option by the value of the Accumulation Unit for the Investment Option for the Business Day when the Premium payment is applied to your Policy.

   After the first Monthly Deduction, when we assess the Monthly Deductions, we do so by deducting Accumulation Units from your Policy. When you have selected more than one Investment Option and/or the Fixed Account, we make the deductions pro-rata from all of the Investment Options and the Fixed Account.

   When you make a partial surrender we determine the number of Accumulation Units to be deducted by dividing the amount of the partial surrender from an Investment Option by the value of an Accumulation Unit for the Investment Option. The resulting number of Accumulation Units is deducted from your Policy. When you make a transfer from one Investment Option to another we treat the transaction by its component parts, i.e. a surrender and a purchase.

   Example:

      On Monday we receive a Premium payment from you. You have told us you want $700 of this payment to go to the Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Growth and Income Portfolio is $12.70. We then divide $700 by $12.70 and credit your Policy on Monday night with 55.12 Accumulation Units for the Growth and Income Portfolio.

Right to Refund

   To receive the tax treatment accorded life insurance under federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, we reserve the right to return Premiums you have paid that we determine will cause any coverage under the Policy to fail to qualify or to continue to qualify as life insurance under applicable tax law or will cause it to become a MEC. Additionally, we reserve the right to make changes in the Policy or to make distributions to the extent we determine necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide you advance written notice of any change.

   If subsequent Premium payments will cause your Policy to become a MEC we will contact you prior to applying the Premium. If you elect to have the Premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the Premiums. The "Federal Tax Matters" section of this prospectus contains a discussion of certain tax provisions, including MECs.

Exchange of a Policy for a BMA Policy

   Under federal tax law, a life insurance policy may be exchanged tax-free for another life insurance policy. However, a policy received in exchange for a MEC will also be treated as a MEC. Any exchange of a policy for a BMA Policy must meet our policy exchange rules in effect at that time.

                                DEATH BENEFITS

   The primary purpose of the Policy is to provide Death Benefit protection on the life of the Primary Insured. While the Policy is in force, if the Primary Insured dies, the Beneficiary(ies) will receive the Death Proceeds. The Death Proceeds equal the Death Benefit under the Policy less any Indebtedness. If the Policy is in the Grace Period, the Death Proceeds are further reduced by the amount of the Monthly Deductions required to provide coverage to the date of the Primary Insured's death plus any Indebtedness. The Death Benefit is calculated on the date of death of the Primary Insured.

   The amount of the Death Benefit depends upon:

  .  the Specified Amount

  .  your Policy's Accumulation Value on the date of the Primary Insured's death

  .  the Death Benefit Option in effect at the time of death

   The Policy provides two Death Benefit options:

  .  a Level Death Benefit

  .  an Adjustable Death Benefit

   So long as the Policy remains in force, the Death Benefit under either option will never be less than the Specified Amount.

Level Death Benefit Option

   The amount of the Death Benefit under the Level Death Benefit Option is the greater of:

      1. the Specified Amount on the date of death; or

      2. the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

Adjustable Death Benefit Option

   The amount of the Death Benefit under the Adjustable Death Benefit Option is the greater of:

      1. the Specified Amount on the date of death plus the Accumulation Value on the date of death; or

      2. the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

   The applicable percentage is a percentage that is based on the Attained Age of the Primary Insured at the beginning of the Policy Year and is equal to the following:

              TABLE OF MINIMUM DEATH BENEFIT CORRIDOR PERCENTAGES

                    Attained  Corridor  Attained  Corridor
                      Age    Percentage   Age    Percentage
                    -------- ---------- -------- ----------
                      0-40      250%       60       130%
                       41       243%       61       128%
                       42       236%       62       126%
                       43       229%       63       124%
                       44       222%       64       122%
                       45       215%       65       120%
                       46       209%       66       119%
                       47       203%       67       118%
                       48       197%       68       117%
                       49       191%       69       116%
                       50       185%       70       115%
                       51       178%       71       113%
                       52       171%       72       111%
                       53       164%       73       109%
                       54       157%       74       107%
                       55       150%     75-90      105%
                       56       146%       91       104%
                       57       142%       92       103%
                       58       138%       93       102%
                       59       134%       94       101%
                                         95-100     100%

Change in Death Benefit Option

   You may change the Death Benefit Option after the Policy has been in force for at least one year, subject to the following:

      1. you must submit an Authorized Request;

      2. once the Death Benefit option has been changed, it cannot be changed again for one year from the date of the change;

      3. if the Level Death Benefit Option is to be changed to the Adjustable Death Benefit Option, you must submit proof satisfactory to us that the Primary Insured is still insurable;

      4. if the Level Death Benefit Option is changed to the Adjustable Death Benefit Option, the resulting Specified Amount can never be less than $50,000. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value on the date of change. This decrease will not result in any decrease in Premiums or Surrender Charges; and

      5. if the Adjustable Death Benefit Option is changed to the Level Death Benefit Option, the Specified Amount will be increased by an amount equal to the Accumulation Value on the date of the change. This increase will not result in any increase in Premiums or Surrender Charges.

   Any change in a Death Benefit Option will take effect on the Monthly Anniversary Date on or following the date we approve the request for the change.

Specified Amount

   The Minimum Specified Amount is $100,000 ($50,000 when there is an Accelerated Death Benefit Rider or a change from the Level Death Benefit Option to the Adjustable Death Benefit Option). The maximum Specified Amount is $999,999,999.99.

   You may change the Specified Amount of the Policy effective on any Monthly Anniversary Day after the Policy has been in force at least one year, subject to the following requirements. Once the Specified Amount has been changed, it cannot be changed again for one year from the date of a change.

Specified Amount Increase

   To increase the Specified Amount you must:

      1. submit an application for the increase;

      2. submit proof satisfactory to us that the Primary Insured is an insurable risk; and

      3. pay any additional Premium that is required.

   The Specified Amount can only be increased before the Primary Insured reaches Age 80. A Specified Amount increase will take effect on the Monthly Anniversary Day on or following the day we approve the application for the increase. The Specified Amount increase must be for at least $10,000. Each increase will have its own Surrender Charge schedule based on the increased Issue Age, sex and Rate Class. The Rate Class that applies to any Specified Amount increase may be different from the Rate Class that applies to the Initial Specified Amount. Each increase will have its own cost of insurance rate based on the Issue Age, sex and Rate Class on the effective date of the increase and on the duration from the effective date of the increase.

   The following changes will be made to reflect the increase in Specified
Amount:

      1. the No-Lapse Monthly Minimum Premium will be increased; and

      2. an additional Surrender Charge for the increase in Specified Amount will apply.

   We will furnish you with documentation showing you any change in Rate Class for the Specified Amount increase, the amount of the increase and the additional Surrender Charges.

Specified Amount Decrease

   You must request by Authorized Request any decrease in the Specified Amount. The decrease will take effect on the later of:

      1. the Monthly Anniversary Day on or following the day we receive your request for the decrease; or

      2. the Monthly Anniversary Day one year after the last change in Specified Amount was made.

   A Specified Amount decrease will be used to reduce any previous increases to the Specified Amount that are then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left over after all Specified Amount increases have been reduced to zero, it will be used to reduce the Initial Specified Amount. We will not permit a Specified Amount decrease that would reduce the Specified Amount below the Minimum Specified Amount. The applicable Surrender Charge for the amount of decrease will be deducted from the Accumulation Value.

   The No-Lapse Monthly Minimum Premium will be reduced to reflect the Specified Amount decrease.

Settlement Options

   There are several ways of receiving the Death Proceeds and proceeds payable upon maturity of the Policy other than in a single lump sum under one of the Payment Options provisions of the Policy. The Payment Options do not vary with the performance of the Investment Options. Information regarding the Payment Options is contained in the SAI.

                           OPTIONAL INSURANCE RIDERS

   Below is a summary of the Optional Insurance Riders. You should consult the rider(s) for specific details. Not all riders are available in all states. Ask your registered representative for the particulars to your own situation.

Guaranteed Minimum Death Benefit Rider

   You can apply to have a Guaranteed Minimum Death Benefit Rider added to your Policy. This rider guarantees that the Death Benefit under your Policy will never be less than the Specified Amount during the Guaranteed Minimum Death Benefit (GMDB) period provided that the GMDB Premium requirement has been met.

   The GMDB period is determined for each Issue Age in accordance with the following:

                                          GMDB
                              Issue Age  Period
                              --------- ---------
                                20-35..  25 years
                                36-50.. to age 60
                                51-55..  10 years
                                56-59.. to age 65

   By meeting this Premium requirement, the Policy and any riders will not lapse even if the Policy's Cash Surrender Value is not sufficient to cover the Monthly Deduction on a Monthly Anniversary Day during the GMDB period.

   There is no separate charge for this rider but in order to have the GMDB provided by the rider you must meet the GMDB Premium requirement. The GMDB Premium requirement is that the sum of all Premiums paid less any partial surrenders and less any Indebtedness are at least as large as the sum of the GMDB monthly Premiums since the Policy Date. The payment requirement for the GMDB rider must be met on each Monthly Anniversary Day even though Premiums do not need to be paid monthly. The GMDB Monthly Premium is based on the Primary Insured's Issue Age, sex and Rate Class and includes all rider costs. This rider is only available at the time your Policy is issued. This rider will terminate when the Policy terminates, a request to terminate the rider is received, the GMDB Premium requirement is not met, or the GMDB period ends. This rider is not available for use with the Waiver of Monthly Deduction Rider or the Covered Insured Rider providing coverage for a non-family member. It is not available on substandard issued Policies.

Accelerated Death Benefit Rider

   If the Primary Insured is terminally ill, under the Accelerated Death Benefit Rider, we will pre-pay a portion of the Death Benefit. You may elect to have an Accelerated Death Benefit paid to you as the Owner. Irrevocable Beneficiaries and assignees must consent to the payment of any Accelerated Death Benefit. You can only elect this benefit one time, regardless of the amount you selected. No Premium is charged for this rider. This rider is automatically added to your Policy when it is issued (except for Policies issued as substandard). We do not deduct a Surrender Charge or Partial Surrender Fee when a benefit is paid under this rider.

   You can choose an amount between 10% and 50% of the Specified Amount. The maximum benefit amount is the greater of $250,000 and 10% of the Specified Amount. The remaining amount of the Specified Amount in your Policy must be at least equal to 50% of the Minimum Specified Amount.

   Benefits under the Policy will be reduced upon receipt of an Accelerated Death Benefit amount. If you receive an Accelerated Death Benefit amount, it may be taxable under certain circumstances, including in the case of some business related policies. You should contact your personal tax or financial advisor for specific information.

   After an Accelerated Death Benefit payment is made, the Policy will remain in force and reduced Premiums will be payable. The Policy's Specified Amount, Accumulation Value and Surrender Charge will be reduced by the percentage of the requested portion of the available amount as specified in the Accelerated Death Benefit Rider. Any outstanding loan will be reduced by the portion of the loan and repaid by the same percentage as the Accelerated Death Benefit percentage as described in the rider.

   The receipt of an Accelerated Death Benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. The amount available will be reduced by an interest charge and a loan repayment amount.

Covered Insured Rider

   The Covered Insured Rider provides level term insurance coverage for up to 2 persons, between the ages of 20 and 65, one of whom may be a non-family member. A family member is the spouse or child of the Primary Insured. The minimum amount of insurance will be $50,000. The rider has no Accumulation Value or loan value. The amount of the monthly charge will be withdrawn from the Accumulation Value of the Policy and is based upon Issue Age, duration, sex and Rate classification of the covered persons. Coverage under the rider may be converted to a fixed permanent life or endowment policy that will provide coverage beyond the term of the Policy.

   The rider is available at the time the Policy is issued or at a later date with evidence of insurability. The rider will terminate when the Policy terminates, upon the original Policy Maturity Date, on the Policy Anniversary on or next following the 75th birthday of the younger Insured covered under the rider, or the first Monthly Anniversary Day that follows your request to cancel the rider.

Term Insurance Rider

   You may elect to purchase additional insurance on the Primary Insured under the Term Insurance Rider. The rider provides term insurance up to an amount not to exceed 3 times the Policy's Specified Amount. The rider does not provide any Accumulation Value or loan value. The monthly charge for this rider will be withdrawn from the Accumulation Value of the Policy. The amount of coverage under the rider may under certain circumstances be increased or decreased during the term of the rider. The rider will terminate upon the original Maturity Date or upon termination of the Policy.

                            CHARGES AND DEDUCTIONS

GENERAL

   Charges are deducted in connection with the Policy to compensate us for:

  .  our expenses in selling the Policy;

  .  underwriting, issuing and administering the Policy;

  .  premium taxes incurred on Premiums received;

  .  providing the insurance benefits provided for in the Policy;

  .  assuming certain risks in connection with the Policy; and

  .  fund servicing functions.

   Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur. The nature and amount of these charges are more fully described below.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

Premium Charge

   We deduct a Premium Charge from each Premium payment you make. We consider a portion of the Premium Charge a sales load. The sales load portion is 3.5% of Premiums paid during the first 10 Policy Years and 2.0% of Premiums paid thereafter. The portion of the Surrender Charge that does not recover issue and underwriting expenses is assessed as a sales load but only if the Policy is surrendered during the first 10 Policy Years. The Premium Charge is as follows:

              Policy Years 1-10:............. 5.5% of all Premiums
              Policy Years 11 and thereafter: 4.0% of all Premiums

PERIODIC CHARGES

Monthly Deduction

   The initial Monthly Deduction is deducted when we apply your initial Premium under the Policy. The initial Monthly Deduction is for the period from the Policy Date to the next Monthly Anniversary Day following the issuance of the Policy, except that the risk charge is not assessed as part of this first Monthly Deduction. Therefore, such amount will more than likely be for more than one Policy Month. The Monthly Deduction will be taken on a pro-rata basis from the Investment Options and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction equals:

      1.  the Cost of Insurance for the following Policy Month; plus

      2.  the Monthly Rider Charges for the following Policy Month, if any; plus

      3.  the monthly Policy Charge for the following Policy Month; plus

      4.  the Risk Charge.

   Cost of Insurance. The Cost of Insurance Charge compensates us for providing life insurance on the life of the Primary Insured for the following Policy Month. To determine the amount of the charge we first divide your then current Death Benefit by the monthly discount factor of 1.0032737. Then, we subtract your then current Accumulation Value. This result is the additional amount we are at risk for if the Primary Insured should die during the month (the Net Amount at Risk). The Net Amount at Risk depends upon:

  .  the amount of the Death Benefit on the Monthly Anniversary Day,

  .  the monthly discount factor of 1.0032737, and

  .  the Accumulation Value on the Monthly Anniversary Day.

   We then determine the Cost of Insurance Charge by multiplying the Net Amount at Risk by the applicable Cost of Insurance rate.

   The monthly Cost of Insurance rate, per $1,000 of Net Amount at Risk, is based on:

  .  the Specified Amount,

  .  Issue Age of the Primary Insured,

  .  sex of the Primary Insured,

  .  Rate Class of the Primary Insured, and

  .  the Policy Year.

   Generally, we use a Cost of Insurance rate that is less than the maximum rate.

   We guarantee that the Cost of Insurance Rate will not exceed the rate set forth in your Policy (the Guaranteed Cost of Insurance Rates). The Guaranteed Cost of Insurance Rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, (1980 CSO Table).

   If your Policy was issued substandard, the Guaranteed Cost of Insurance Rates will be higher and will be based upon a multiple of the 1980 CSO Table or permanent or temporary flat extra charges. The multiple or extra charges will be based upon the Primary Insured's substandard rating as determined during our Underwriting Process.

   We may use rates that are less than the Guaranteed Cost of Insurance Rates shown in the Policy. We refer to these rates as the Current Cost of Insurance Rates.

   Risk Charge. We assess a Risk Charge that is deducted as part of the Monthly Deduction. The Risk Charge is calculated as follows:

Per Policy Month for Policy Years 1-10:........ .80%, on an annual basis, of the
                                                Accumulation Value in the Separate
                                                Account.
Per Policy Month for Policy Years 11 and later: .40%, on an annual basis, of the
                                                Accumulation Value in the Separate
                                                Account.

   Policy Charge. We assess a Policy Charge that is deducted each Monthly Anniversary Day. The Policy Charge is:

Per Policy Month for Policy Year 1:........... $25.00
Per Policy Month for Policy Years 2 and later: Currently, $5.00. This charge is not guaranteed and may be increased but it
                                               will not exceed $10.00 per month.

Fund Facilitation Fee

   We deduct a Fund Facilitation Fee, as part of our daily Accumulation Unit value calculation, for any Accumulation Value you have invested in the portfolios of Vanguard Variable Insurance Fund. The fee is equal, on an annual basis, to .20% of the Accumulation Value in the Vanguard Variable Insurance Fund. This fee is for certain fund servicing functions we perform.

Loan Interest Charged

   Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate. The loan interest rate is 6%.

Investment Option Expenses

   There are deductions from and expenses paid out of the assets of the various Investment Options. See the Fee Table in this prospectus (and Appendix D) and the fund prospectuses for more information. The annual expenses of the Investment Options are based on data provided by the respective funds. We have not independently verified such data.

Monthly Rider Charges

   We charge separately for certain riders attached to the Policy. We deduct the cost of the riders for the following Policy Month as part of the Monthly Deduction on each Monthly Anniversary Day. You should consult the riders for the terms and conditions.

   If you select one of the following riders, we will assess a charge for the benefit provided. The charges you will be assessed are found on the Policy Schedule of your Policy:

  .  Covered Insured Rider

  .  Waiver of Planned Premiums During Total Disability of Primary Insured Rider

  .  Term Insurance Rider

   We do not assess a charge for the Extension of Maturity Date Rider, Accelerated Death Benefit Rider, Guaranteed Minimum Death Benefit Rider and the Waiver of Surrender Charges Rider.

TRANSACTION CHARGES

Surrender Charge

   Under certain circumstances, Surrender Charges may apply. If the Policy is surrendered before the 10th Policy Anniversary or within 10 years following the effective date of any increase in Specified Amount; for partial surrenders, for any amount that Specified Amount is reduced; or for a requested decrease in Specified Amount before the 10th Policy Anniversary, or within 10 years after an increase in Specified Amount, a Surrender Charge may be deducted.

   The maximum Surrender Charge that will be assessed ranges from $5.40 to $44.56 per $1,000 of Specified Amount. Surrender Charges vary by year of surrender, Issue Age, sex and Rate Class. The Surrender Charge grades down each Policy Year and is zero at the end of Policy Year 10. We have provided the table below that shows the maximum initial Surrender Charge per $1,000 for all of the Ages in the range, for males and females and for different Rate Classes. The maximum Surrender Charge for some Ages in the range will be smaller. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge during each Policy Year applicable to you.

                 Maximum Initial Surrender Charges Per $1,000

                                Male               Female
                         ------------------- -------------------
               Issue Age Non-Tobacco Tobacco Non-Tobacco Tobacco
               --------- ----------- ------- ----------- -------
                 20-29..   $ 8.10    $ 9.18    $ 7.20    $ 8.10
                 30-39..    12.43     14.78     10.92     12.43
                 40-49..    19.32     23.87     16.28     18.91
                 50-59..    29.52     35.07     23.52     28.11
                 60-69..    41.64     44.56     32.49     38.00
                 70-80..    41.94     42.29     35.97     39.41

   The charge is not affected by special Rate Classes nor by the addition of riders. When there is a partial surrender of Cash Surrender Value, a pro-rata portion of the Surrender Charge is assessed for any amount that the Specified Amount is reduced. The pro-rata Surrender Charge is calculated in the same manner as for a requested decrease.

Partial Surrender Fee

   When there is a partial surrender of the Cash Surrender Value, in addition to any Surrender Charge that may be assessed, we will charge a Partial Surrender Fee of $25.

   The Surrender Charge and Partial Surrender Fee are deducted from the unloaned Accumulation Value of the Policy. The Partial Surrender Fee is deducted pro-rata from the Investment Option(s) and/or the Fixed Account from which the withdrawal is made.

Reduction or Elimination of the Surrender Charge

   We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances that reduce our sales expense. Some examples are: if there is a large group of individuals who will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.

   Surrenders may result in taxable income. (See "Federal Tax Matters--Taking Money Out of Your Policy.")

Waiver of Surrender Charges

   After the first Policy Anniversary, the Surrender Charge may be waived in the following circumstances:

      Free Partial Surrender Amount. Once each Policy Year, on a non-cumulative basis, you may make a free partial surrender up to 10% of the unloaned Accumulation Value without the imposition of the Partial Surrender Fee or the Surrender Charge. If you totally surrender the Policy later that Policy Year for its Cash Surrender Value, then the pro-rata Surrender Charges for each free partial surrender will be assessed at the time of surrender.

      Confinement.  The Surrender Charge will not apply if:

          (1) you are confined in a long-term care facility, skilled or intermediate nursing facility or hospital;

          (2) you have been so confined for at least 90 consecutive days;

          (3) a physician certifies that confinement is required because of sickness or injury; and

          (4) you were not so confined on the Policy Date.

      Proof of confinement will be required in a form satisfactory to us.

      Total Disability.  The Surrender Charge will not apply if:

          (1) you are totally disabled;

          (2) you have been so disabled for at least 90 days;

          (3) a physician certifies that you are totally disabled; and

          (4) you were not so disabled on the Policy Date.

      Proof of disability will be required in a form satisfactory to us.

      Involuntary Unemployment.  The Surrender Charge will not apply if:

          (1) you were employed on a full-time basis (working at least 17 hours per week) on the Policy Date;

          (2) your employment was terminated by your employer;

          (3) you remain unemployed for at least 90 days; and

          (4) you certify in writing at the time you make your surrender request that you are still unemployed.

      Divorce.  The Surrender Charge will not apply if:

          (1) you were married on the Policy Date;

          (2) subsequent to the Policy Date a divorce proceeding is filed; and

          (3) you certify in writing at the time you make your surrender request that you are now divorced.

   We will not assess pro-rata Surrender Charges for earlier free partial withdrawals if you make a total surrender due to confinement, total disability, involuntary unemployment or divorce.

   Not all options may be available in all states.

   Surrenders may result in taxable income. (See "Federal Tax Matters--Taking Money Out of Your Policy.")

Transfer Fee

   You can make 12 free transfers every Policy Year. If you make more than 12 transfers in a Policy Year we will deduct a transfer fee of $25. If we do assess a transfer fee, it will be deducted from the amount transferred.

   If the transfer is part of the Dollar Cost Averaging Option, Asset Rebalancing Option or Asset Allocation Option, it will not count in determining the transfer fee.

Taxes

   We do not currently assess any charge for income taxes that we incur as a result of the operation of the Separate Account. We reserve the right to assess a charge for such taxes against the Separate Account or your Accumulation Value if we determine that such taxes will be incurred.

                              INVESTMENT OPTIONS

   When you buy a Policy, to the extent you have selected the Investment Options, you bear the complete investment risk. Your Accumulation Value and, under certain circumstances, the Death Benefit under the Policy may increase or decrease or the duration of the Policy may vary depending on the investment experience of the Investment Option(s) you select.

   You should read the prospectuses for these Investment Options carefully. Copies of these prospectuses will be sent to you with your confirmation. You can obtain copies of the Investment Option prospectuses by writing us at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or calling us at 1-800-423-9398. Certain portfolios contained in the Investment Option prospectuses may not be available with your Policy. The Investment Options may offer various classes of shares, each of which has a different level of expenses. The accompanying Investment Option prospectuses may provide information for share classes that are not available through the Policy. When you consult the Investment Option prospectuses, you should be careful to refer to only the information regarding the class shares that is available through your Policy. Appendix B contains a summary of the investment objectives and strategies of each available Investment Option. There can be no assurance that the investment objectives will be achieved. Appendix D contains information concerning certain Investment Options which BMA intends to discontinue offering during the summer of 2005. The Investment Option prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio.

   Shares of the funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies that may or may not be affiliated with BMA. Certain portfolios are also sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

   We may perform certain shareholder services and other administrative functions on behalf of the Investment Options or their investment advisors, distributors and/or affiliates. We may receive revenues from the Investment Options, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested in the Investment Options on behalf of the Separate Account and another separate account of ours. The amount of the compensation is not deducted from fund assets and does not decrease the fund's investment return. These percentages differ; some Investment Options, investment advisors, distributors and/or affiliates pay us a greater percentage than others, and some do not pay us at all. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the Investment Options.

   The investment objectives and policies of certain of the Investment Options are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such other mutual funds. The investment advisors cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisors.

   An Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow.

   You can put your money in any of the Investment Options listed below.

AIM VARIABLE INSURANCE FUNDS

   Advisor: A I M Advisors, Inc.
      AIM V.I. High Yield Fund (Series I Shares)
      AIM V.I. Capital Development Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   Advisor: American Century Investment Management, Inc.
      VP Income & Growth
      VP Value
      VP Ultra(R)

DREYFUS INVESTMENT PORTFOLIOS

   Advisor: The Dreyfus Corporation
      Emerging Leaders Portfolio (Initial Shares)
      Small Cap Stock Index Portfolio (Service Shares)

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   Advisor: The Dreyfus Corporation (Index Fund Manager: Mellon Equity
Associates)

JANUS ASPEN SERIES

   Advisor: Janus Capital Management LLC
      Janus Aspen Series International Growth Portfolio (Institutional Shares) Janus Aspen Series Small Company Value Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.

   Advisor: Lazard Asset Management LLC
      Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Advisor: Lord, Abbett & Co. LLC
      America's Value Portfolio
      Bond-Debenture Portfolio
      Growth and Income Portfolio
      Mid-Cap Value Portfolio

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T. ROWE PRICE EQUITY SERIES, INC.

   Advisor: T. Rowe Price Associates, Inc.
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Equity Income Portfolio II
      T. Rowe Price Health Sciences Portfolio II
      T. Rowe Price Personal Strategy Balanced Portfolio

VANGUARD VARIABLE INSURANCE FUND

   Advisor: The Vanguard Group, Inc.
      Mid-Cap Index Portfolio
      REIT Index Portfolio
      Total Bond Market Index Portfolio
      Total Stock Market Index Portfolio (this portfolio received advisory services indirectly, by investing in other Vanguard funds and portfolios)

   Advisors: Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC
      Small Company Growth Portfolio

   Advisor: PRIMECAP Management Company
      Capital Growth Portfolio

   Accumulation Value invested in Vanguard Variable Insurance Fund will be assessed a Fund Facilitation Fee. These portfolios may not be available in your state (check with your registered representative).

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Advisor: Fidelity Management & Research Co.
      Fidelity VIP Overseas Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)
      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)

   Adding, Deleting, or Substituting Investment Options. We do not control the funds, so we cannot guarantee that any of the Investment Options will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any Investment Option held in our Separate Account and substitute shares of another open-end management investment company for the shares of any Investment Option, if the shares of the Investment Option are no longer available for investment or if, in our judgment, investment in any Investment Option would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

   If an Investment Option is eliminated, we will ask you to reallocate any amount in the eliminated Investment Option. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

   If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change.

   Voting. In accordance with our view of present applicable law, we will vote the shares of the Investment Options at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions, as well as the shares we own, in

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the same proportion as we vote shares for which we have received instructions.
The Investment Options do not hold regular meetings of shareholders.

   If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of these laws should change, and as a result we determine that we are permitted to vote the shares of the funds in our own right, we may elect to do so.

   The voting interests of the Owner in the Investment Options will be determined as follows: Owners may cast one vote for each $100 of Accumulation Value of a Policy that is allocated to an Investment Option on the record date. Fractional votes are counted.

   We will determine the number of shares that a person has a right to vote as of the record date. Voting instructions will be solicited by written communication prior to such meeting.

   Disregard of Voting Instructions. We may, when required to do so by state insurance authorities, vote shares of the Investment Options without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Option to make, or refrain from making, investments that would result in changes in the sub-classification or investment objectives of the Investment Option.

                                 FIXED ACCOUNT

   The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee a minimum interest rate to investments in the Fixed Account.

   We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

                                   TRANSFERS

   You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers each Policy Year. You can make a transfer to or from the Fixed Account and to or from any Investment Option. If you make more than 12 transfers in a Policy Year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer:

      1. The minimum amount that you can transfer from the Fixed Account or any Investment Option is $250 or your entire interest in the Investment Option or the Fixed Account, if the remaining balance is less than $250.

      2. The maximum amount that can be transferred from the Fixed Account is limited to 25% of the Accumulation Value in the Fixed Account. Only one transfer out of the Fixed Account is allowed each Policy Year. These requirements are waived if the transfer is pursuant to a pre-scheduled transfer.

      3. The minimum amount that must remain in any Investment Option or Fixed Account after a transfer is $250.

      4. A transfer will be effective as of the end of the Business Day when we receive an Authorized Request containing all the required information at the BMA Service Center.

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      5. Neither we nor our BMA Service Center is liable for a transfer made in accordance with your instructions.

      6. We reserve the right to restrict the number of transfers per year and to restrict transfers from being made on consecutive Business Days.

      7. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that is considered by us to be to the disadvantage of other Owners. A modification could be applied to transfers to or from one or more of the Investment Options and could include but not be limited to:

      .  a requirement of a minimum time period between each transfer

      . not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Owner

      . limiting the dollar amount that may be transferred by an Owner at any one time

   Market Timing/Disruptive Transfers. Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. None of the portfolios that are Investment Options for the Policy is designed for short-term investing. Such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an advisor's or sub-advisor's ability to effectively manage a portfolio in accordance with its investment objective and policies). BMA has adopted policies and implemented procedures to detect and deter market timing activities. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Policy.

   We attempt to detect disruptive market timing activities by monitoring the dollar amount of the transfer in proportion to the Policy size, the grouping of transfers by third parties, and the frequency of the transfers in a defined period. In addition, we may consider additional factors such as the investment objectives of the particular Investment Option involved in the transfer(s) and whether the transfer appears to be part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies. With respect to both the dollar amount and frequency, we may consider an individual transfer alone or combined with transfers from other Policies owned by or under the control or influence of the same individual or entity.

   If market timing activity is determined to have occurred, we will:

  . Notify Owners, broker-dealers and representatives that BMA has determined certain transfers to be impermissible short-term trading.

  . Inform the Owner and agent that all transfers going forward are required to be made by written request via U.S. mail ("snail mail"), in accordance with rights reserved in the applicable Policy.

  . Inform the administrator when an Owner, broker-dealer, or representative has made transfers that appear to be violative of BMA's policy against market timing and place them on a "watch list" to monitor future transfer activity. Any transfers that are attempted by someone who is on the "watch list" must be approved by BMA prior to the execution of such transfers.

  . Terminate representative appointments for purposes of issuing future business once BMA determines a representative has purposefully and intentionally placed market timing business with BMA. Representatives will be identified and terminated based on a quantifiable standard that is applied uniformly.

  . Any new application that matches specific criteria (e.g. agent name or TIN, or owner name or SSN) will be pended for review prior to issuance.

   We apply these policies and procedures uniformly and without exception, waiver, or special arrangement. However, we will not apply these policies and procedures in times of national emergency and/or market volatility.

   The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that BMA has adopted. Further, the Investment Options may also impose redemption fees on certain exchanges. Owners and other persons with interests in the Policies should be aware that BMA may not have the contractual obligation to apply the frequent trading policies and procedures of the Investment Options.

   Our market timing policies and procedures apply only to individuals and entities that own this Policy. However, the Investment Options are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Investment Options could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

   In addition, Owners and other persons with interests in the Policies should be aware that some Investment Options may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Options in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Investment Options (and thus Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Investment Options.

   In addition to reserving the right to modify or terminate the transfer privilege at any time, we also reserve the right to reject or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Options. This would include an Investment Option's refusal or restriction on purchases or redemptions of its shares as a result of the Investment Option's own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single owner). You should read the prospectuses of the Investment Options for more details.

   We cannot guarantee that the Investment Options will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

   Telephone Transfers. You may elect to make transfers by telephone. To elect this option you must do so in an Authorized Request. If there are Joint Owners, unless we are instructed to the contrary, instructions will be accepted from either one of the Joint Owners. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. The BMA Service Center tape records all telephone instructions. Transfers do not change the allocation instructions for future Premiums. BMA reserves the right to modify or terminate telephone transfer privileges.

Dollar Cost Averaging

   The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio, the Fixed Account or any other fund we designate to any of the other Investment

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

Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

   The minimum amount that can be transferred each month is $250. You must have an unloaned Accumulation Value of at least $5,000 to participate in Dollar Cost Averaging. You must participate in Dollar Cost Averaging for at least 6 or 12 months, whichever program you selected. All Dollar Cost Averaging transfers will be made on the 15th day of the month unless otherwise designated, except the 29th, 30th and 31st of any month. If the designated day is not a Business Day, then the transfer will be made the next Business Day.

   If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in Dollar Cost Averaging. You cannot participate in Dollar Cost Averaging and the Asset Rebalancing Option at the same time.

   Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected Investment Option(s) regardless of fluctuating price levels of the Investment Option(s). You should consider your financial ability to continue the Dollar Cost Averaging Option through periods of fluctuating price levels.

Asset Rebalancing Option

   We make available to the broker-dealers who sell our Policies materials that they can use to assist them in making recommendations as to investment choices within our Policies. These materials will help you and your representative determine your risk tolerance and the types of funds that match that level of risk.

   Once your money has been allocated among the Investment Options, the performance of the Accumulation Value of each option may cause your allocation to shift. If the unloaned Accumulation Value of your Policy is at least $5,000, you can direct us to automatically rebalance your Policy monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our Asset Rebalancing Option. The program will terminate if you make any transfer outside of the Investment Options you have selected under the Asset Rebalancing Option. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise specified, except the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. The Fixed Account is not part of asset rebalancing.

   If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Asset Rebalancing Option.

   Asset Rebalancing Example:

      Assume that you want the Accumulation Value split between two Investment Options. You want 40% to be in the Investment Grade Bond Portfolio and 60% to be in the Mid-Cap Value Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Investment Grade Bond Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Investment Grade Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Mid-Cap Value Portfolio to increase those holdings to 60%.

Asset Allocation Option

   We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of your money among the Investment Options available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

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

   We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules.

   Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers may be disruptive to the operations of the Investment Options, and when we become aware of such disruptive practices, we may modify the transfer provisions of the Policy.

   If you participate in an approved asset allocation program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, BMA does not charge for participating in an asset allocation program.

                             ACCESS TO YOUR MONEY

Loans

   We will loan you money while the Policy is in force and not in a Grace Period. The Policy will be the sole security for the loan. We will advance a loan amount not to exceed the loan value. The loan must be secured by proper assignment of the Policy. We may defer granting loans but not for more than 6 months.

   The Accumulation Value securing the loan is transferred to the Loan Account on a pro-rata basis. The amount transferred from each Investment Option and the Fixed Account will equal the ratio of the value each bears to the total unloaned Accumulation Value. If you desire other than the above, you may specify the specific Investment Option or Fixed Account from which the transfer is to be made.

   Any Indebtedness will be deducted from any amount payable under the Policy.

   No new loan may be taken that, in combination with existing loans and accrued interest, is greater than the Loan Value. The minimum loan amount is $250.

   Effect of a Loan. A Policy loan will result in Accumulation Value being transferred from the Investment Options or the Fixed Account to the Loan Account. A Policy loan, whether or not unpaid, will have a permanent effect on the Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

   Loan Value. The loan value is equal to 90% of the Accumulation Value as of the date the Authorized Request for the loan is received at the BMA Service Center less:

      (a) an amount equal to the Surrender Charge, if any, that applies if the Policy is surrendered in full;

      (b) any existing Indebtedness;

      (c) interest on all Indebtedness on the Policy to the next Policy Anniversary; and

      (d) prior to the 9th Policy Month, an amount equal to the balance of the Monthly Deductions for the first Policy Year; or on or after the 9th Policy Month, an amount equal to the sum of the next 3 Monthly Deductions.

   Loan Interest (Charged). Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate. The loan interest rate is 6%. The interest rate applies to the unpaid balance of the loan. The first interest payment is due on the Policy Anniversary next following the date of the loan. Loan interest that is not paid when due will be added to the amount of Indebtedness.

   If loan interest is not paid, the difference between the value of the Loan Account and the Indebtedness will be transferred from the Investment Options and the Fixed Account on a pro-rata basis to the Loan Account.

   Interest Credited. The Accumulation Value in the Loan Account will earn interest at a rate of 4% for Policy Years 1-10. For Policy Years 11 and later, the Accumulation Value in the Loan Account will earn interest at the Loan Interest Rate.

   Loan Repayment. Loans may be repaid at any time while the Policy is in force. There is no minimum loan repayment amount. Any loan repayment received will be repaid according to current allocation of Premiums.

   Amounts received by us will be applied as Premiums unless we are otherwise instructed to apply such amounts as repayment of the loan.

   Termination for Maximum Indebtedness. The Policy will terminate when Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination will be effective 61 days after we send notice of the termination to your last known address and the last known address of any assignee of record. A termination of the Policy with a loan outstanding may have federal income tax consequences. (See the SAI--"Federal Tax Status--Tax Treatment of Loans and Surrenders.")

Surrenders

   Total Surrender. You may terminate the Policy at any time by submitting an Authorized Request to the BMA Service Center. We will pay the Cash Surrender Value to you as of the Business Day the Authorized Request is received in good order and our liability under the Policy will cease. We may assess a Surrender Charge.

   Partial Surrender. After the first Policy Year, you may surrender a part of the Cash Surrender Value by submitting an Authorized Request to the BMA Service Center. All partial surrenders are subject to the following:

      1. A partial surrender must be for at least $250.

      2. Unless you specify otherwise, the partial surrender will be deducted on a pro-rata basis from the Fixed Account and the Investment Options. The Surrender Charge and the Partial Surrender Fee are also deducted from the Accumulation Value. You may specify if a different allocation method is to be used. However the percentage to be taken from the Fixed Account may never be greater than the Fixed Account's percentage of the total unloaned Accumulation Value.

      3. You cannot replace the surrendered Cash Surrender Value. Unlike a loan repayment, all additional deposits will be considered Premium and subject to the Premium charge.

      4. Upon a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect. The Specified Amount will not be reduced if the Adjustable Death Benefit Option is in effect. The Specified Amount will be reduced by the amount of the partial surrender if the Policy is not in corridor. (A Policy is in corridor if the Accumulation Value when multiplied by the Table of Minimum Death Benefit Corridor Percentages shown on page 20 exceeds the Specified Amount.)

      5. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, or reduce the remaining Cash Surrender Value below $500.

      6. We may assess a pro-rata portion of the Surrender Charge for any amount by which the Specified Amount is reduced. We may also assess a Partial Surrender Fee.

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

                              FEDERAL TAX MATTERS

   Note: BMA has prepared the following information on federal income taxes as a general discussion on the subject. It is not intended as tax advice to any person and does not purport to be a complete discussion or to cover all situations. You should consult your own tax advisor about your own circumstances. BMA has provided an additional discussion regarding taxes in the Statement of Additional Information (SAI).

Life Insurance in General

   Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (the Code) for life insurance.

   Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the Death Proceeds upon the death of the Primary Insured. Estate taxes may apply.

Taking Money Out of Your Policy

   You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. Under the Code, certain life insurance policies are classified as Modified Endowment Contracts (MECs). The rules regarding classification as a MEC are very complex but generally depend on the amount of premium paid into the policy during the first 7 contract years. A reduction in the Death Benefit during the first 7 years of the Policy could also cause the Policy to be classified as a MEC. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC will depend on the individual circumstances of each Policy.

   If your Policy is a MEC, any loans (including loans secured by assignment or pledge of the Policy) or withdrawals from the Policy will be treated as first coming from earnings and then from your investment in the Policy. Consequently, these earnings are included in taxable income. Furthermore, distributions from a Policy within 2 years before it becomes a MEC will be treated as distributions from a MEC.

   The Code also provides that any amount received from a MEC that is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

      (1) paid on or after the taxpayer reaches age 59 1/2;

      (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

      (3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

   If your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as indebtedness under the Policy and not as a taxable distribution. (See "Federal Tax Status" in the SAI for more details.)

Diversification and Owner Control

   The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Options are being managed so as to comply with such requirements.

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

   Neither the Code nor the Internal Revenue Service (IRS) Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not BMA, would be considered the owner of the shares of the Investment Options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of BMA and the manager of the underlying investments, no arrangement may exist between a Policyowner and BMA regarding specific investments or investment objectives for the underlying investments and a Policyowner may not communicate with the underlying investment manager or BMA regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Policy. It remains unclear to what extent under federal tax law Owners are permitted to make transfers among the Investment Options or the number and type of Investment Options Owners may select from without being considered the owner of the shares. If any guidance is provided that is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the owner of the Investment Options.

   Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Payment Options

   Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Business Use

   Businesses can use the Policies in various arrangements, including non-qualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses including split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

                               STATE VARIATIONS

   Any state variations in the Policy and riders are covered in a special policy form for use in that state. This prospectus and the SAI provide a general description of the Policy and riders. Your actual Policy and any riders are the controlling documents. You should consult your Policy and riders for a further understanding of their terms and conditions and for any state-specific provisions and variances that may apply to your Policy and riders.

                                  DISTRIBUTOR

   Tamarack Distributors Inc., 100 South 5th Street, Suite 2300, Minneapolis, MN 55402, acts as the distributor of the Policies. The offering is on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. Tamarack Distributors Inc. was organized under the laws of the state of Missouri on February 23, 1959. Tamarack Distributors, Inc. is a member of the NASD. Tamarack Distributors Inc. is a wholly owned subsidiary of RBC Dain Rauscher Corp. and is an affiliate of BMA.

   The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for BMA, are also NASD registered representatives. We pay sales commissions for the sale of the Policies. (See the SAI for further information on commissions.) Commissions payable to registered representatives of a broker-dealer having a selling agreement with Tamarack Distributors Inc., and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. When BMA compensates a broker-dealer firm, the representative responsible for the sale of the Policy will receive a portion of the compensation based on the practice of the firm. BMA is not involved in determining the compensation of your representative. In some circumstances and to the extent permitted by applicable regulatory requirements, Tamarack Distributors Inc. may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

   BMA may also provide financial and other types of support for educational, training and client seminars sponsored by the broker-dealer. Broker-dealers often enter into selling arrangements with a number of insurance companies to sell their variable annuity and variable life insurance contracts. These broker-dealers may classify or rank the contracts for their respective organizations on a system that is based on internal criteria that may include the level of financial and other types of support, compensation arrangements, quality of service, performance, type of contract and benefits thereunder. These classifications and rankings may influence the registered representatives in their recommendations and may present conflicts of interest.

   Owners should consult the prospectuses for the Investment Options for information concerning compensation arrangements relating to the distribution of shares of the Investment Options. Owners should consult with their broker-dealers with respect to compensation and revenue sharing arrangements involved in connection with the sale of the Policies.

   The Statement of Additional Information contains additional information regarding the distributor and sales of the Policies.

                               LEGAL PROCEEDINGS

   There are no material pending legal proceedings, other than ordinary routine litigation incidental to BMA's business, to which the Separate Account, Tamarack Distributors, Inc. (the principal underwriter) or BMA is a party.

                             FINANCIAL STATEMENTS

   Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call us at 1-800-423-9398 or write to us at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.

                                  APPENDIX A

                                   GLOSSARY

   Age: Issue Age is age nearest birthday on the Policy Date. Attained Age is the Issue Age plus the number of completed Policy Years.

   Authorized Request: A request, in a form satisfactory to us, which is received by the BMA Service Center.

   Beneficiary: The person named in the application or at a later date to receive the Death Proceeds of the Policy or any rider(s).

   BMA Service Center: The address on the first page of this prospectus to which notices, requests and Premiums must be sent. All sums payable to us under the Policy are payable only at the BMA Service Center.

   Business Day: Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day.

   Death Benefit: The amount used to determine the Death Proceeds payable upon the death of the Primary Insured. The Death Benefit can be either Level or Adjustable.

   Death Proceeds: The Death Proceeds equal the Death Benefit as of the date of the Primary Insured's death, less any Indebtedness.

   Fixed Account: A portion of the General Account into which you can allocate Net Premiums or transfer Accumulation Values. It does not share in the investment experience of any Subaccount of the Separate Account.

   General Account: Our general investment account that contains all of our assets with the exception of the Separate Account and other segregated asset accounts.

   Grace Period: The 61 days that follow the date we mail a notice to you for payment if the Cash Surrender Value is not sufficient to cover the Monthly Deduction.

   Indebtedness: Unpaid Policy loans plus unpaid Policy loan interest.

   Initial Specified Amount: The amount of coverage selected by you at the time of application and that will be used to determine the Death Benefit.

   Investment Option(s): Those Investment Options available through the Separate Account.

   Loan Account: An account established within our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

   Maturity Date: The date the Accumulation Value, less any Indebtedness, becomes payable to you, if the Primary Insured is then living.

   Minimum Specified Amount: The smallest Specified Amount the Policy may have. Currently, the Minimum Specified Amount is $100,000.

   Monthly Anniversary Day: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

   Monthly Deduction: On the Policy Date and each Monthly Anniversary Day thereafter we deduct certain charges from your Policy.

   Net Premium: We deduct a Premium Charge from each Premium paid. The Net Premium is the Premium paid less the Premium Charge.

   Owner: The person entitled to all the ownership rights under the Policy. The Owner is also referred to as "you", "your", "yours" in this prospectus. If Joint Owners are named, all references to you or Owner shall mean Joint Owner.

   Policy Anniversary: The same month and day as the Policy Date for each succeeding year the Policy remains in force.

   Policy Date: The date by which Policy months, years and anniversaries are measured.

   Policy Month: The one month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

   Policy Year: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

   Premium: A payment you make towards the Policy and that does not re-pay any Indebtedness.

   Primary Insured: The person whose life is insured under the Policy.

   Rate Class: This is anything that would affect the level of your Premium, such as health status and tobacco use.

   Separate Account: A segregated asset account maintained by us in which a portion of our assets has been allocated for this and certain other policies.

   Specified Amount: The Specified Amount is a dollar amount used as one of the factors in determining the Death Benefit under the Policy. The Specified Amount is equal to the Initial Base Policy Specified Amount adjusted for increases or decreases as allowed under the terms of the Policy.

   Underwriting Process: The Underwriting Process begins the day we receive your application at the BMA Service Center and ends the day we receive and approve all required documents, including the initial Premium, necessary to put the Policy in force.

                                  APPENDIX B

                              INVESTMENT OPTIONS

   The following is a summary of the investment objectives and strategies of each Investment Option. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved. Certain portfolios may not be available in your state (check with your registered representative). Appendix D contains information about certain Investment Options, not described below, which BMA intends to discontinue offering during the summer of 2005.

AIM VARIABLE INSURANCE FUNDS

   AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment advisor. The following Investment Options are available under the Policy:

      AIM V. I. High Yield Fund (Series I Shares)

          The Fund seeks to achieve a high level of current income. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds" and preferred stocks. The Fund may invest up to 25% of its total assets in foreign securities.

      AIM V.I. Capital Development Fund (Series I Shares)

          The Fund's investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. The Fund may also invest up to 25% of its total assets in foreign securities.

      AIM V.I. Core Equity Fund (Series I Shares)

          The Fund's investment objective is growth of capital. The Fund seeks to meet its objective by investing normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Fund may also invest up to 25% of its total assets in foreign securities.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the Policy:

      VP Income & Growth

          The Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will generally be invested in equity securities of companies comprising the 1500 largest publicly traded companies in the United States. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time without taking on significant additional risk.

      VP Value

          This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Advisor believes are undervalued at the time of purchase.

      VP Ultra(R)

          The Fund seeks long-term capital growth by investing in common stocks considered by management to have better-than-average prospects for appreciation.

DREYFUS INVESTMENT PORTFOLIOS

   The Dreyfus Investment Portfolios is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolios. The following Investment Options are available under the Policy:

      Emerging Leaders Portfolio (Initial Shares)

          The Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in stocks of companies Dreyfus believes to be emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase.

      Small Cap Stock Index Portfolio (Service Shares)

          The Portfolio seeks to match the performance of the Standard & Poor's (S&P) SmallCap 600 Index(R). To pursue this goal, the Portfolio invests in a representative sample of stocks included in the S&P SmallCap 600 Index, and in futures whose performance is related to the index, rather than attempt to replicate the index.

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

          The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

JANUS ASPEN SERIES

   Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment advisor. The following Investment Options are available under the Policy:

      Janus Aspen Series International Growth Portfolio (Institutional Shares)

          The Portfolio seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may, under unusual circumstances, invest all of its assets in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

      Janus Aspen Series Small Company Value Portfolio (Service Shares)

          The Portfolio is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments. The Portfolio pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Portfolio primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index.

LAZARD RETIREMENT SERIES, INC.

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following Investment Option is available under the Policy:

      Lazard Retirement Small Cap Portfolio

          The Portfolio seeks long-term capital appreciation. It invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000 Index(R) that the manager believes are undervalued based on their earnings, cash flow or asset values.

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Lord, Abbett & Co. LLC is the investment advisor to the portfolios. The following Investment Options are available under the Policy:

      America's Value Portfolio

          The Fund's investment objective is to seek current income and capital appreciation. To pursue this goal, the Portfolio normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. The Portfolio generally uses a value approach to identify particular investments for the Portfolio.

      Bond-Debenture Portfolio

          The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities.

      Growth and Income Portfolio

          The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. To pursue this goal, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that Lord Abbett & Co. LLC believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely used benchmark for large-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell 1000 Index was $471 million to $382 billion. This range varies daily.

      Mid-Cap Value Portfolio

          The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely used benchmark for mid-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell Mid Cap Index was $606 million to $31.1 billion. This range varies daily.

T. ROWE PRICE EQUITY SERIES, INC.

   T. Rowe Price Equity Series, Inc. is a mutual fund with multiple portfolios.
T. Rowe Price Associates, Inc. is the investment advisor. The following Investment Options are available under the Policy:

      T. Rowe Price Blue Chip Growth Portfolio

          The Blue Chip Growth Portfolio will seek long-term growth of capital by investing primarily in common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases. Current income is a secondary objective.

      T. Rowe Price Equity Income Portfolio-II

          The Equity Income Portfolio will seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. In selecting such stocks, the fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) ratios.

      T. Rowe Price Health Sciences Portfolio-II

          The Health Sciences Portfolio will seek long-term growth of capital by investing at least 80% of net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, and the life sciences. The fund focuses primarily on U.S. stocks but may also invest up to 35% of assets in foreign securities. While the fund may purchase small-company stocks, its primary focus will be large and mid-size companies.

      T. Rowe Price Personal Strategy Balanced Portfolio

          The Personal Strategy Balanced Portfolio will seek the highest total return over time consistent with an emphasis on both capital appreciation and income. With a portfolio generally comprising 60% stocks, 30% bonds, and 10% money market securities, the fund may be appropriate for those seeking long-term capital appreciation and income. The fund's price will fluctuate due to changes in interest rates and stock prices.

VANGUARD VARIABLE INSURANCE FUND

      Vanguard Variable Insurance Fund is a mutual fund with multiple portfolios. The Vanguard Group, Inc. is the investment advisor to certain of the Portfolios. Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC are the advisors to the Small Company Growth Portfolio. PRIMECAP Management Company is the advisor to the Capital Growth Portfolio. Accumulation Value invested in Vanguard Variable Insurance Fund will be assessed a Fund Facilitation Fee. These portfolios may not be available in your state (check with your registered representative). The following Investment Options are available under the Policy:

      Mid-Cap Index Portfolio

          The Portfolio seeks to track the performance of the MSCI US MidCap 450 Index.

      REIT Index Portfolio

          The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of the Morgan Stanley REIT Index.

      Total Bond Market Index Portfolio

          The Portfolio seeks to track the performance of the Lehman Brothers Aggregate Bond Index.

       Total Stock Market Index Portfolio (this Portfolio received investment advisory services indirectly, by investing in other Vanguard funds and portfolios)

          The Portfolio seeks to track the performance of the Wilshire 5000 Total Market Index.

      Small Company Growth Portfolio

          The Portfolio seeks to provide long-term capital appreciation by investing primarily in the stocks of small companies.

      Capital Growth Portfolio

          The Portfolio seeks to provide long-term capital appreciation by investing principally in mid- and large-capitalization stocks.

VARIABLE INSURANCE PRODUCTS FUNDS

   The Variable Insurance Products Fund is a mutual fund with multiple portfolios that are managed by Fidelity Management & Research Co. The following Investment Options are available under the Policy:

      Fidelity VIP Overseas Portfolio (Service Class 2)

          The VIP Overseas Portfolio seeks long-term growth of capital by investing at least 80% of assets in non-U.S. securities. The Portfolio normally invests primarily in common stocks, allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

      Fidelity VIP Growth Portfolio (Service Class 2)

          The VIP Growth Portfolio seeks to achieve capital appreciation by normally investing primarily in common stocks. The Portfolio invests in companies that the adviser believes have above average growth potential. The Portfolio invests in domestic and foreign issuers using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

          The VIP Contrafund Portfolio seeks long-term capital appreciation by investing in securities of companies whose value the adviser believes is not fully recognized by the public. The Portfolio invests in either "growth" stocks or "value" stocks or both of domestic and foreign issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

      Fidelity VIP Investment Grade Bond Portfolio (Initial Class)

          The VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The adviser manages the fund to have similar overall interest rate risk to the Lehman Brothers(R) Aggregate Bond Index.

      Fidelity VIP Mid Cap Portfolio (Initial Class)

          The VIP Mid Cap Portfolio seeks long-term growth of capital by investing primarily in common stocks. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index (S&P(R) MidCap 400)). The Portfolio invests in domestic and foreign issuers. It invests in either "growth" stocks or "value" stocks or both.

      Fidelity VIP Money Market Portfolio (Initial Class)

          The VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Portfolio may enter into reverse repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industries. It invests in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

          Although the Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio can do so on a continuous basis. An investment in the Money Market Portfolio is not guaranteed. After charges are deducted from the policy, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Portfolio may result in a negative investment return.

                                  APPENDIX C

                     POLICIES ISSUED PRIOR TO MAY 1, 2003

   Certain riders were available with Policies issued prior to May 1, 2003. Following is a brief description of the riders. You should consult the riders for the terms and conditions. The charges assessed for these riders are found in the Fee Table under "Discontinued Optional Rider Charges."

   Waiver of Monthly Deduction Rider. This rider provides for all Monthly Deductions, excluding the Risk Charge, to be waived during the Primary Insured's total disability beginning before age 60 and continuing six (6) months or more. Any Monthly Deductions, excluding the Risk Charge, made during the first 6 months will be credited back to the Accumulation Value and subsequent Monthly Deductions, excluding the Risk Charge, are waived as long as total disability continues.

   Accidental Death of Primary Insured Rider. This rider provides for the payment of a Death Benefit upon the accidental death of the Primary Insured. The benefit amount will be paid in addition to any other amount payable upon the Primary Insured's death. This rider will terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday or when the Policy terminates.

   Future Purchase Option Rider. This rider provides the option to purchase an additional fixed life insurance or endowment policy on the life of the Primary Insured or to increase the Primary Insured's Specified Amount without evidence of insurability. The option to purchase additional insurance may be exercised at several different ages of the Primary Insured or after the occurrence of specific events. The rider also provides an increase in the Specified Amount under the Policy on certain option dates if the Primary Insured is totally disabled. The rider will generally terminate on the Policy Anniversary nearest the Primary Insured's 55th birthday or when the Policy terminates.

   Primary Insured Rider. This rider provides for the payment of an additional Death Benefit upon the death of the Primary Insured. Coverage under this rider may be converted to a fixed life insurance or endowment policy or into an increase in the Specified Amount under the Policy. The rider will terminate on the Policy Anniversary nearest the Primary Insured's 75th birthday. The conversion option under this rider will terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday.

   Children's Term Insurance Rider. Under this rider a Death Benefit will be paid upon the death of a child of the Primary Insured. Coverage is provided for children who are at least 14 days of age and will terminate on the Policy Anniversary nearest each child's 24th birthday. The rider also provides an option, to be exercised during certain periods, to purchase fixed life insurance or an endowment policy on the life of a child. The rider will generally terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday.

                                  APPENDIX D

                         PORTFOLIOS TO BE DISCONTINUED

   BMA intends to discontinue offering certain Investment Options during the summer of 2005. New premiums, transfers, dollar cost averaging, asset allocation and asset rebalancing will no longer be available into the following Investment Options at the time of such discontinuance.

AIM VARIABLE INSURANCE FUNDS

   AIM V.I. Core Stock Fund (formerly known as INVESCO VIF-Core Equity Fund) (Series I Shares)

THE ALGER AMERICAN FUND (Class O Shares)

   Alger American Growth Portfolio
   Alger American Leveraged AllCap Portfolio
   Alger American MidCap Growth Portfolio

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")

   Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

                         PORTFOLIOS TO BE SUBSTITUTED

   BMA has filed an Application for an Order of Substitution with the Securities and Exchange Commission to permit it to substitute shares of certain portfolios of registered investment companies for shares of the portfolios of Investors Mark Series Fund, Inc. Details of the substitution are contained in a supplement to this prospectus.

INVESTORS MARK SERIES FUND, INC.

           Intermediate Fixed              Large Cap Growth
        Income Portfolio                Portfolio
           Money Market Portfolio          Large Cap Value
                                        Portfolio
           Global Fixed Income             Growth & Income
        Portfolio                       Portfolio
           Mid Cap Equity                  Balanced Portfolio
        Portfolio
           Small Cap Equity
        Portfolio

 RANGE OF INVESTMENT OPTION OPERATING EXPENSES FOR THE PORTFOLIOS CONTAINED IN
                      THE PROSPECTUS AND IN THIS APPENDIX

                                                                     Minimum Maximum
                                                                     ------- -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from a Portfolio's assets, including management fees, 12b-1
fees and other expenses)............................................   .17%   4.49%
Total Annual Net Portfolio Operating Expenses After Fee Waiver
and/or Expense Reimbursement* (expenses that are deducted from a
Portfolio's assets, including management fees, 12b-1 fees and other expenses after any applicable waiver and/or reimbursement
arrangement)........................................................   .17%   3.47%

--------
* The range of Total Annual Net Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the advisor to waive or reimburse operating expenses until at least May 1, 2006, as described in more detail on the following pages.

   The following information pertains to the portfolios described in this Appendix only. For the fees and expenses of the other portfolios, see the table on page 11 of the prospectus.

                                                          Distribution           Expenses    Total   Total Net
                                                             and/or               Waived    Annual    Annual
                                               Management   Service     Other     and/or   Portfolio Portfolio
                                                  Fees    (12b-1) Fees Expenses Reimbursed Expenses  Expenses
                                               ---------- ------------ -------- ---------- --------- ---------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Core Stock Fund (Series I
    Shares)(1)(2).............................    .75%         --         .46%     .06%      1.21%     1.15%
THE ALGER AMERICAN FUND (Class O
 Shares)
   Alger American Growth Portfolio............    .75%         --         .10%     .00%       .85%      .85%
   Alger American Leveraged AllCap Portfolio..    .85%         --         .12%     .00%       .97%      .97%
   Alger American MidCap Growth Portfolio.....    .80%         --         .12%     .00%       .92%      .92%
DREYFUS VARIABLE INVESTMENT FUND--
 Initial Shares
   Dreyfus VIF Disciplined Stock Portfolio....    .75%         --         .10%     .00%       .85%      .85%
INVESTORS MARK SERIES FUND, INC.(3)
   Intermediate Fixed Income Portfolio........    .60%         --        2.16%     .00%      2.76%     2.76%
   Mid Cap Equity Portfolio...................    .80%         --        1.93%     .00%      2.73%     2.73%
   Money Market Portfolio.....................    .40%         --        3.07%     .00%      3.47%     3.47%
   Global Fixed Income Portfolio..............    .75%         --        1.85%     .00%      2.60%     2.60%
   Small Cap Equity Portfolio.................    .95%         --        2.16%     .00%      3.11%     3.11%
   Large Cap Growth Portfolio.................    .80%         --        2.01%     .00%      2.81%     2.81%
   Large Cap Value Portfolio..................    .80%         --        2.04%     .00%      2.84%     2.84%
   Growth & Income Portfolio..................    .80%         --        1.46%     .00%      2.26%     2.26%
   Balanced Portfolio.........................    .80%         --        1.78%     .00%      2.58%     2.58%

--------
(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% of average net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's board of trustees;
    (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2006.
(2) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. See the Fund prospectus for details of the advisory fee waiver.
(3) Investors Mark Advisor, LLC ("IMA") has contractually agreed to reimburse certain expenses of each Portfolio of Investors Mark Series Fund, Inc. until May 1, 2005. IMA has undertaken to voluntarily extend this reimbursement arrangement until July 1, 2005. The expenses shown above in the table are the gross annualized expenses that each Portfolio would have incurred for the year ended December 31, 2004 if IMA had not reimbursed expenses. With the cap, actual expenses for the year ended December 31, 2004 were:

                                                  Total Net Annual
                                                 Portfolio Expenses
                                                 ------------------
             Intermediate Fixed Income Portfolio         .80%
             Mid Cap Equity Portfolio...........         .90%
             Money Market Portfolio.............         .50%
             Global Fixed Income Portfolio......        1.00%
             Small Cap Equity Portfolio.........        1.05%
             Large Cap Growth Portfolio.........         .90%
             Large Cap Value Portfolio..........         .90%
             Growth & Income Portfolio..........         .90%
             Balanced Portfolio.................         .90%

   The following is a summary of the investment objectives and strategies of each of the Investment Options listed in this Appendix. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved.

AIM VARIABLE INSURANCE FUNDS

   AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment advisor. INVESCO Institutional (N.A.), Inc. is the sub-advisor to the AIM V.I. Core Stock Fund.

       AIM V.I. Core Stock Fund (formerly known as INVESCO VIF-Core Equity
       Fund) (Series I Shares)

          The Fund seeks to provide a high total return through both growth and current income. The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least 50% of common and preferred stocks that the Fund holds will be dividend-paying. The Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to equity securities that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts (ADRs). The Fund will normally invest up to 5% of its assets in debt securities, generally U.S. government corporate bonds that are rated investment grade or better.

THE ALGER AMERICAN FUND (Class O Shares)

   The Alger American Fund is a mutual fund with multiple portfolios. Fred Alger Management, Inc. serves as the investment advisor.

      Alger American Growth Portfolio

          This Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

      Alger American Leveraged AllCap Portfolio

          This Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size that demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, in amounts up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

      Alger American MidCap Growth Portfolio

          This Portfolio focuses on midsize companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap Growth Index and S&P MidCap 400 Index.

DREYFUS VARIABLE INVESTMENT FUND

   The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolio.

      Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

          The Portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the Portfolio invests at least 80% of its assets in stocks. The Portfolio focuses on stocks of large-cap companies.

INVESTORS MARK SERIES FUND, INC.

   Investors Mark Series Fund, Inc. is managed by Investors Mark Advisor, LLC, which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios.

   Standish Mellon Asset Management Company LLC is the Sub-Advisor to the following Portfolios:

      Intermediate Fixed Income Portfolio

          The goal of this Portfolio is to seek a high level of current income consistent with preserving capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in investment grade fixed income securities and the Portfolio's average dollar-weighted effective portfolio maturity will be greater than 3 years and less than 10 years.

      Money Market Portfolio

          The goal of this Portfolio is to seek to obtain the highest level of current income while preserving capital and maintaining liquidity. It invests in carefully selected short-term fixed income securities issued by the U.S. government and its agencies and by other stable financial institutions.

          Although the Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio can do so on a continuous basis. An investment in the Money Market Portfolio is not guaranteed. After charges are deducted from the Policy, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Portfolio may result in a negative investment return.

      Global Fixed Income Portfolio

          The Portfolio's objective is to maximize total return while realizing a market level of income consistent with preserving both capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least 3 countries around the world, including the United States. Usually, the Portfolio will invest in no fewer than 8 foreign countries.

   The Boston Company Asset Management, LLC is the Sub-Advisor to the following portfolio:

      Mid Cap Equity Portfolio

          The goal of the Portfolio is to achieve long-term growth of capital through investment primarily in equity securities of mid capitalization companies. During normal conditions, the Portfolio will invest at least 80% of its assets in securities issued by mid capitalization companies. Mid capitalization companies are those companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the S&P Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of approximately 400 companies with mid-market capitalizations relative to the market capitalizations of other U.S. companies. The S&P Mid-Cap 400 Index is reconstituted periodically to reflect changes in the marketplace.

   Columbia Management Advisors, Inc. is the Sub-Advisor to the following
Portfolios:

      Small Cap Equity Portfolio

          The Portfolio seeks long-term capital appreciation. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in a diversified portfolio of common stocks and equity-type securities of companies with market capitalization, at the time of purchase, equal to or less than the capitalization of the largest stock in the Standard & Poor's Small Cap 600 Index ($4.89 billion as of December 31, 2004). The Portfolio's Sub-Advisor seeks to invest in entrepreneurially managed companies that serve large and growing markets and have the ability to grow their market share.

      Large Cap Growth Portfolio

          The goal of this Portfolio is long-term capital appreciation. The Portfolio invests, during normal market conditions, at least 80% of its total net assets in common stocks and other equity-type securities of companies exceeding $10 billion in market capitalization at the time of purchase. The Portfolio's Sub-Advisor will focus on companies that it believes have long-term appreciation possibilities.

   Babson Capital Management LLC is the Sub-Advisor to the following Portfolio:

      Large Cap Value Portfolio

          The goal of this Portfolio is long-term growth of capital and income by investing principally in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. During normal conditions, the Portfolio invests at least 90% of its net assets, plus any borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets.

   Lord, Abbett & Co. LLC is the Sub-Advisor to the following Portfolio:

      Growth & Income Portfolio

          This Portfolio seeks to provide long-term growth of capital and income without excessive fluctuation in market value. During normal market conditions, the Portfolio will primarily invest in equity securities of large, seasoned U.S. and multinational companies, of at least $5 billion in market capitalization at the time of purchase, which the Portfolio's Sub-Advisor believes are undervalued. This market capitalization may vary in response to changes in the markets.

   Kornitzer Capital Management, Inc. is the Sub-Advisor to the following
Portfolio:

      Balanced Portfolio

          The goal of this Portfolio is both long-term capital growth and high current income. It invests in both stocks and fixed income securities. The balance of stocks and bonds in the Portfolio can change based on the Portfolio Sub-Advisor's view of economic conditions, interest rates, and stock prices. Generally, the Portfolio's assets will be invested in common stocks, in high yielding corporate bonds, and in convertible securities. Convertible securities offer current income like a corporate bond, but can also provide capital appreciation through their conversion feature (the right to convert to common stock). During normal market conditions, the Portfolio will generally invest a minimum of 25% of its total net assets in fixed income securities and a minimum of 25% of its total net assets in equity securities.

     To learn more about the Policy, you should read the SAI dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Accumulation Values, and to request other information about the Policy, please call us toll-free at 1-800-423-9398 or write to us at our Service Center.

     The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available without charge upon request by calling the toll-free number shown above. The SEC maintains an Internet Web site (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

     Investment Company Act of 1940 Registration File No. 811-08781.

                              [LOGO] RBC Insurance

The cover is not part of the prospectus.
RBC Insurance(R) is a brand name used by the U.S. insurance operations of Royal Bank of Canada, including Business Men's Assurance Company of America (BMA). Clarity Variable Universal Life is issued by BMA. (R)Registered trademarks of Royal Bank of Canada. Used under license.
Clarity(R) is a registered trademark of BMA.